UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

BLUE CALYPSO, INC.

(Name of Registrant as Specified In Its Charter)

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BLUE CALYPSO, INC.

1345 Valwood Parkway, Suite 301

Carrollton, Texas 75006

(972) 695-4776

To the Stockholders of Blue Calypso, Inc.:

The enclosed Information Statement is provided on or about September 23, 2011 to the stockholders of record as of 5:00 P.M., Pacific time, on September 9, 2011 (the “Record Date”) of Blue Calypso, Inc., a Nevada corporation (the “Company”), to advise them that, on the Record Date, the holders of a majority of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), approved by written consent:

•                  the Agreement and Plan of Merger dated September 9, 2011, a copy of which is attached as Appendix A to this Information Statement, whereby the Company will merge with and into a wholly-owned subsidiary of the Company incorporated in the State of Delaware for the purpose of changing the Company’s jurisdiction from the State of Nevada to the State of Delaware (the “Reincorporation”);

•                  in conjunction with the Reincorporation and the adoption of a new Certificate of Incorporation under the laws of the State of Delaware (which such Certificate of Incorporation is attached as Appendix B to this Information Statement), the creation of a class of 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”), for which the Company’s Board of Directors (the “Board”) may fix and determine the designations, rights, preferences or other variations of each series within the class of the Preferred Shares; and

•                  the adoption of the Company’s 2011 Long-Term Incentive Plan (the “Incentive Plan”).

On September 9, 2011, the Board unanimously approved, subject to the approval of the stockholders of the Company, the Reincorporation and the creation of the Preferred Shares.  On September 1, 2011, the Board unanimously approved the Incentive Plan.  The Company obtained stockholder approval of the Reincorporation, the creation of the Preferred Shares and the Incentive Plan on the Record Date by written consent of the record holders of 71,209,586 shares of Common Stock, representing a majority of the issued and outstanding shares of Common Stock.

On the Record Date, the Company had outstanding and entitled to vote 124,974,701 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  Under applicable federal securities laws, although the Company’s stockholders approved the Reincorporation, the creation of the Preferred Shares and the Incentive Plan by written consent, the Reincorporation and the creation of the Preferred Shares cannot be effected and the Incentive Plan does not receive the benefit of stockholder approval until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.  We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

WE ARE NOT ASKING YOU FOR A PROXY.  YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE REINCORPORATION, THE CREATION OF THE PREFERRED SHARES AND THE INCENTIVE PLAN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

YOU HAVE THE RIGHT TO  EXERCISE  DISSENTERS’  RIGHTS  UNDER THE  NEVADA  REVISED STATUTES  92A.300 TO 92A.500  AND OBTAIN THE “FAIR  VALUE” OF YOUR SHARES OF OUR COMPANY’S COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “REINCORPORATION UNDER THE LAWS OF DELAWARE—DISSENTERS’ RIGHTS OF APPRAISAL” AND SCHEDULES “A,” “B” AND “C” TO THIS INFORMATION STATEMENT.

The enclosed Information Statement is provided to the stockholders of the Company only for informational purposes in connection with the Reincorporation, the creation of the Preferred Shares and the Incentive Plan pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

The date of this Information Statement is September 20, 2011.  Thank you for your time and consideration.

Sincerely,

/s/ Andrew Levi
Andrew Levi
Chief Executive Officer

BLUE CALYPSO, INC.

1345 Valwood Parkway, Suite 301

Carrollton, Texas 75006

(972) 695-4776

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF

STOCKHOLDERS OF BLUE CALYPSO, INC.

NOTICE IS HEREBY GIVEN, that on September 9, 2011, the record holders of a majority of the shares of the common stock, par value $0.0001 per share, of Blue Calypso, Inc., a Nevada corporation (the “Company”), acted by written consent, without a stockholders’ meeting, to:

•                  approve the Agreement and Plan of Merger, dated September 9, 2011, a copy of which is attached as Appendix A to this Information Statement and effect the Company’s reincorporation in the State of Delaware (the “Reincorporation”);

•                  create a class of 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”), for which the Company’s Board of Directors (the “Board”) may fix and determine the designations, rights, preferences or other variations of each series within the class of the Preferred Shares; and

•                  approve the Company’s 2011 Long-Term Incentive Plan (the “Incentive Plan”).

Under applicable federal securities laws, although the Company’s stockholders approved the Reincorporation, the creation of the Preferred Shares and Incentive Plan by written consent, the Reincorporation and the creation of the Preferred Shares cannot be effected and the Incentive Plan does not receive the benefit of stockholder approval until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.

These items are described in detail in the enclosed Information Statement, which is incorporated by reference and made part of this notice.

By Order of the Board of Directors,

/s/ Andrew Levi
Andrew Levi
Chief Executive Officer

BLUE CALYPSO, INC.

1345 Valwood Parkway, Suite 301

Carrollton, Texas 75006

(972) 695-4776

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY.  YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice of certain actions taken by the written consent of the stockholders of Blue Calypso, Inc., a Nevada corporation (the “Company”).  On September 9, 2011, the record holders of a majority of the shares of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company acted by written consent, without a stockholders’ meeting, to:

•                  approve the Agreement and Plan of Merger, dated September 9, 2011, a copy of which is attached as Appendix A to this Information Statement and effect the Company’s reincorporation in the State of Delaware (the “Reincorporation”);

•                  create a class of 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”), for which the Company’s Board of Directors (the “Board”) may fix and determine the designations, rights, preferences or other variations of each series within the class of the Preferred Shares; and

•                  approve the Company’s 2011 Long-Term Incentive Plan (the “Incentive Plan”).

Under applicable federal securities laws, although the Company’s stockholders approved the Reincorporation, the creation of the Preferred Shares and the Incentive Plan by written consent, the Reincorporation and the creation of the Preferred Shares cannot be effected and the Incentive Plan does not receive the benefit of stockholder approval until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.

The record date (the “Record Date”) for determining stockholders entitled to receive this Information Statement was September 9, 2011, the date the Company’s stockholders approved the Reincorporation, the creation of the Preferred Shares and the Incentive Plan by written consent.  On the Record Date, the Company had outstanding and entitled to vote 124,974,701 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  This Information Statement is sent on or about September 23, 2011 to all the Company’s stockholders of record as of the Record Date.

GENERAL QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION

Why is the Company electing to reincorporate from Nevada to Delaware?

The Board believes that the Company’s reincorporation in Delaware will enhance it’s ability to attract future financing and help effect potential business combinations.  See “Reincorporation Under the Laws of Delaware—Principal Reasons for the Reincorporation” for further detail.

Will the Company change its name as a result of the Reincorporation?

No.  The Company will retain the name “Blue Calypso, Inc.” but will be incorporated under the laws of the State of Delaware.

Will the Reincorporation change the business of the Company?

No. The Reincorporation will not change the current business of the Company. The principal executive offices will remain located at 1345 Valwood Parkway, Suite 301, Carrollton, Texas 75006.  Only the Company’s state of incorporation will change.

Will the Company have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes.  The executive officers and members of the Board will not change as a result of the Reincorporation.

Who are the parties to the Reincorporation?

Blue Calypso, Inc., a Nevada corporation

Prior to September 1, 2011, the Company had been engaged in the development, marketing and sale of child education services.  Pursuant to an Agreement of Merger and Plan of Reorganization among the Company, Blue Calypso Holdings, Inc., a privately held Texas corporation (“Blue Calypso”), and Blue Calypso Acquisition Corp., the Company’s newly-formed wholly-owned subsidiary (“Acquisition Sub”), Acquisition Sub merged into and with Blue Calypso, and Blue Calypso, as the surviving corporation, became a wholly-owned subsidiary of the Company (the “Merger”).  In connection with the Merger, the Company discontinued its prior operations and assumed the business of Blue Calypso as its sole line of business.  A description of the Merger and the related transactions is described in detail in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2011.

Blue Calypso, Inc., a Delaware Corporation

Blue Calypso, Inc., a Delaware corporation (“BC Delaware”), is a recently formed wholly-owned subsidiary of the Company.  BC Delaware was formed for the sole purpose of effecting the Reincorporation. Pursuant to the Agreement and Plan of Merger, attached as Appendix A to this Information Statement (the “Merger Agreement”), the Company will merge with and into BC Delaware to effect the Reincorporation, with BC Delaware as the surviving entity.  BC Delaware presently has no operating history and has nominal assets, liabilities and capitalization.

The principal place of business of each of the Company and BC Delaware is located at 1345 Valwood Parkway, Suite 301, Carrollton, Texas 75006. The telephone number for each is (972) 695-4776.

What are the principal terms of the Reincorporation?

Pursuant to the Merger Agreement:

•                  The Company will merge with and into BC Delaware, with BC Delaware as the surviving corporation;

•                  The separate corporate existence of the Company in Nevada will cease upon the effectiveness of the merger;

•                  The business of the Company will continue unaffected and unimpaired by the Reincorporation;

•                  Each outstanding share of Common Stock will automatically be converted into one share of BC Delaware common stock;

•                  The existing holders of Common Stock will own all of the outstanding shares of BC Delaware common stock and no change in ownership will result from the Reincorporation; and

•                  The directors and executive officers of the Company will be the directors and executive officers of

BC Delaware.

When is the Reincorporation expected to be completed?

The Company expects that the Reincorporation will close 20 to 30 days following the date this Information Statement is mailed to the Company’s stockholders.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of common stock of the surviving corporation in the Reincorporation, BC Delaware, the shares of BC Delaware common stock held by the Company will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

Will the common stock of BC Delaware be publicly traded?

Yes. The Common Stock is currently listed on the Over the Counter Bulletin Board for trading under the symbol “BCYP.”  After the Reincorporation, the Common Stock will no longer be listed on the Over the Counter Bulletin Board, but BC Delaware’s common stock will be listed on the Over the Counter Bulletin Board for trading under the Company’s current symbol “BCYP.”

REINCORPORATION UNDER THE LAWS OF DELAWARE

Background and Mechanics of Reincorporation

The Board believes that it is in the best interests of the Company and its stockholders to change the Company’s state of incorporation from Nevada to Delaware.  The Board and the requisite number of the Company’s stockholders have approved the Reincorporation, which will be effected pursuant to the Merger Agreement, a copy of which is attached hereto as Appendix A. Under the Merger Agreement, you will become a stockholder of BC Delaware.  BC Delaware will continue to operate the Company’s business.

Pursuant to the Merger Agreement, each outstanding share of Common Stock will automatically be converted into one share of BC Delaware’s common stock, par value $0.0001 per share. The name of the Delaware corporation, which will be the successor to the Company, will be Blue Calypso, Inc.  It is anticipated that the merger will become effective approximately 20 to 30 days following the mailing of this Information Statement by the filing of a Certificate of Merger with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada (the “Effective Date”).

As part of the Reincorporation, BC Delaware will authorize 5,000,000 shares of preferred stock for which the Board may fix and determine the designations, rights, preferences or other variations of each series within the class of the Preferred Shares.  The creation of the Preferred Shares is discussed in more detail under the heading of “—The Charter and Bylaws of the Company and BC Delaware—Authorization of Preferred Stock.”

IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR STOCK CERTIFICATES OF BC DELAWARE.  HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE BY SENDING THE CERTIFICATES TO THE COMPANY’S TRANSFER AGENT.  THE COMPANY’S TRANSFER AGENT FOR THE COMMON STOCK IS ACTION STOCK TRANSFER CORPORATION, 2469 E. FORT UNION BLVD., SUITE 214, SALT LAKE CITY, UTAH 84121.

Approval of the Reincorporation required the affirmative vote of the majority of the outstanding shares of the Common Stock on the Record Date.  Holders of 71,209,586 shares of Common Stock, which represents a majority of the outstanding shares of Common Stock, approved the Reincorporation on the Record Date.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the certificate of incorporation of BC Delaware and the bylaws of BC Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

Principal Reason for the Reincorporation

The Board believes that the Company’s reincorporation in Delaware will enhance it’s ability to attract future financing and help effect potential business combinations.  In addition, the Board believes that the Reincorporation will give the Company a greater measure of flexibility and certainty in corporate governance than is available under Nevada law and may enhance investors’ perception of the Company. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware’s specialized business judiciary are experts in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Nevada law. For these reasons, the Board believes that the Company’s business and affairs can be conducted better if the Company is reincorporated in Delaware. In this regard, many major U.S. corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the stockholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional stockholders on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states.  The Reincorporation of the Company in Delaware may make it more difficult for minority stockholders to elect directors and influence the Company’s policies.  For a comparison of stockholders’ rights and the power of management under Delaware and Nevada law, see “The Charter and Bylaws of the Company and BC Delaware” and “Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law” below.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability.  It should be noted, however, that the Reincorporation was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of BC Delaware being subject to Delaware law instead of Nevada law. For example, in the event that BC Delaware’s securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders, BC Delaware will be subject to Section 203 of the Delaware General Corporation Law (the “DGCL”), which restricts certain “business combinations” with “interested stockholders” (generally refers to an owner of 15% or more of the outstanding voting stock of a corporation) for three years following the date that a person becomes an interested stockholder, unless: (i) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (iii) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approved the transaction.  See “Comparison of Certain Rights of Shareholders Under Nevada and Delaware Law—State Takeover Legislation” below for further detail.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to BC Delaware and its stockholders because a non-negotiated takeover bid may: (i) be timed to take advantage of temporarily depressed stock prices; (ii) be designed to foreclose or minimize the possibility of more favorable competing bids; or

(iii) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all stockholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the Board of BC Delaware, our Board would evaluate BC Delaware’s assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

No Change in the Directors, Business, Management or Location of Principal Facilities of the Company

The Reincorporation will change the legal domicile of our Company but will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company.  The directors of the Company immediately prior to the Reincorporation will continue as the directors of BC Delaware, and the officers who are officers of the Company immediately prior to the Reincorporation will become the officers of BC Delaware on the Effective Date of the merger.  The registration statements of the Company on file with the SEC immediately prior to the Reincorporation will be assumed by BC Delaware.

The Charter and Bylaws of the Company and BC Delaware

The certificate of incorporation and bylaws of BC Delaware will be the certificate of incorporation and bylaws of the surviving corporation after the merger.  With certain exceptions as set forth below, the provisions of BC Delaware’s certificate of incorporation and bylaws are similar to the Company’s articles of incorporation and bylaws.  The certificate of incorporation and bylaws of BC Delaware are attached hereto as Appendices B and C, respectively.  The following summary of the applicable provisions of the certificate of incorporation and the bylaws of BC Delaware and the articles of incorporation and bylaws of the Company does not purport to be complete, and is subject to, and qualified in its entirety by, reference to such documents.

Authorization of Preferred Stock

Unlike the articles of incorporation of the Company, the certificate of incorporation of BC Delaware authorizes 5,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the certificate of incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Shares. Under the certificate of incorporation of BC Delaware, Preferred Shares could be issued in a financing in which investors purchase Preferred Shares with rights, preferences and privileges that may be superior to those of the common stock of BC Delaware. We have not proposed the authorization of Preferred Shares with the intention of using the Preferred Shares for anti-takeover purposes, but BC Delaware would be able to use the Preferred Shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of BC Delaware. For example, Preferred Shares could be issued in connection with a stockholder rights plan, or poison pill or rights plan, which would allow stockholders (other than hostile parties) to purchase common stock of BC Delaware at a discount to the then current market price, which would have a dilutive effect on the hostile parties.

Pursuant to that certain Securities Purchase Agreement, dated as of September 1, 2011, by and among Blue Calypso, Inc. and certain purchasers set forth therein (the “Securities Purchase Agreement”), the Company issued convertible promissory notes (the “Promissory Notes”) to two accredited investors in a private placement transaction in the aggregate principal amount of $1,500,000.  The Promissory Notes are automatically convertible into 1,500,000 shares of BC Delaware’s Series A Convertible Preferred Stock (“Series A Preferred”) immediately upon the creation of the Series A Preferred by BC Delaware.  In addition, one of the purchasers under the Securities Purchase Agreement covenanted to purchase 200,000 shares of Series A Preferred for an aggregate purchase price of $200,000 immediately upon the effectiveness of a registration statement on Form S-1 filed by BC Delaware with the SEC.  Therefore, upon the creation of the class of Preferred Shares, the Board intends to designate 1,700,000 shares of the Preferred Shares as the Series A Preferred and issue such shares of Series A Preferred to such investors pursuant to the terms of the Promissory Notes.

Subject to the limitations described in the following sentence, the shares of Series A Preferred to be designated by the Board upon the creation of the Preferred Shares will be convertible into shares of BC Delaware common stock at a conversion price of $0.0679 per share. The only difference between the shares of Series A Preferred and the common stock of BC Delaware will be that the holder of the Series A Preferred will not be able to convert the Series A Preferred to the extent (but only to the extent) such selling security holder or any of its affiliates would beneficially own a number of shares of BC Delaware’s common stock which would exceed 4.99%; provided, however, that the holder may waive the 4.99% conversion limitation upon 61 days prior written notice to BC Delaware to increase such percentage to up to 9.99%.  The summary of the terms of the Series A Preferred is subject to, and qualified in its entirety by, reference to the form of Certificate of Designation attached as Appendix E to this Information Statement.

See the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2011 for further information regarding the Promissory Notes and Series A Preferred.

Monetary Liability of Directors

The articles of incorporation of the Company and the certificate of incorporation of BC Delaware both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation’s respective state of incorporation.  See “Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law—Limitation of Personal Liability of Directors” below.

Indemnification

The indemnification provisions of the Company’s articles of incorporation and bylaws provide that the Company will indemnify any officer or director who is or was a party to a proceeding by reason of the fact that such person is or was an officer or director of the Company, subject to certain limitations which involve intentional misconduct, fraud, a knowing violation of law or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes (the “NRS”).

BC Delaware’s certificate of incorporation and bylaws provide that BC Delaware shall indemnify directors, officers, employees and agents in connection with any action, suit, or proceeding to the fullest extent permitted by Delaware law for acts as directors, officers, employees or agents of BC Delaware, or persons serving as a director, officer, employee or agent of another enterprise at the request of BC Delaware.  They also provide that BC Delaware shall advance the expenses of directors and officers of BC Delaware or persons serving as directors or officers of another entity at the request of the board of directors before the final disposition of any action, suit, or proceeding, provided that the indemnitee undertakes to repay the amount advanced if a court ultimately determines that the director or officer (or the director or officer of such other entity) is not entitled to indemnification.  Expenses incurred by other agents of BC Delaware (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board deems appropriate.  See “Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law — Indemnification of Directors and Officers” below.

Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law

The Company currently is a Nevada corporation and, as such, the rights of its stockholders are governed by the Nevada Business Corporation Act, codified in the NRS, by the articles of incorporation and by the bylaws of the Company (the “Company Articles” and “Company Bylaws,” respectively). Upon completion of the Reincorporation, the stockholders of the Company will become stockholders of BC Delaware and their rights will be governed by the DGCL and by the BC Delaware certificate of incorporation and bylaws (the “BC Delaware Certificate” and “BC Delaware Bylaws,” respectively), which differ in some important respects from the NRS and the Company Articles and Company Bylaws.

The following comparison of the DGCL and the BC Delaware Certificate and BC Delaware Bylaws with the NRS and the Company Articles and Company Bylaws summarizes the important differences, but is not intended to list all differences or to be a comprehensive summary of such laws or documents. In addition, the foregoing summary does not purport to be a complete statement of the respective rights of holders of BC Delaware common stock and of the Company’s Common Stock, and is qualified in its entirety by reference to the DGCL and the NRS, respectively, and to the BC Delaware Certificate and BC Delaware Bylaws and the Company Articles and Company Bylaws.

Business Combinations

Generally, under the DGCL and the NRS, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation’s assets to be consummated. Neither the BC Delaware Certificate nor the Company Articles provides for a required vote that is different than its respective jurisdiction.

State Takeover Legislation

DGCL Section 203 (the “Delaware Business Combination Law”), in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

•                  prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•                  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

•                  at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders’ meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

The term “business combination” is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, lease, exchange, mortgage, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would result in the issuance or transfer by the Company of any of its stock to the interested stockholder; certain transactions that would increase the interested stockholder’s proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an “interested stockholder” is any person who is the owner of 15% or more of the outstanding voting stock of the corporation, an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at anytime within three years immediately prior to the relevant date or the affiliates and associates of such person. The term “owner” is broadly defined to include any person that individually or with or through such person’s affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

The restrictions of the Delaware Business Combination Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware Business Combination Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders. The certificate of incorporation of BC Delaware, attached hereto as Appendix B, does not provide for BC Delaware to opt out of Section 203 of the Delaware General Corporation Law.  Although BC Delaware will not be subject to Section 203 immediately following the Reincorporation, it will become subject to such provisions if its securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders.

The Company Bylaws have opted out of the Nevada laws relating to combinations with interested stockholders.  However, if such laws applied, then under Nevada law prevents an “interested stockholder” and a Nevada corporation from entering into a “combination,” unless certain conditions are met. A “combination” means any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An “interested stockholder” means a person or entity holding the beneficial ownership of 10% or more of the outstanding voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a combination, with the interested stockholder within three years after the interested stockholder first acquires his shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the greater of (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher; (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher; or (iii) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. Nevada law does not require a tender offer or that a registration statement or information statement be filed with the State of Nevada.

The restrictions of Nevada law relating to combinations with interested stockholders do not apply to corporations that have elected, in the manner provided in the NRS, not to be subject to the relevant sections of Nevada law or, with certain exceptions, which do not have a class of voting stock registered with the SEC under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Appraisal Rights

Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

•                  listed on a national securities exchange; or

•                  held of record by more than 2,000 stockholders;

and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

•                  shares of stock of the corporation surviving or resulting from such merger or consolidation;

•                  shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;

•                  cash in lieu of fractional shares of the corporations described in the two immediately preceding bullet points; or

•                  any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

Under the NRS, a stockholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of his shares in the event of:

•                  consummation of a plan of merger to which the corporation is a party and to which such stockholder would have had a right to vote;

•                  consummation of a plan of conversion or exchange to which the corporation is a party as the corporation whose shares will be converted or acquired, as the case may be, if the stockholder is entitled to vote on the plan; and

•                  any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

The NRS provides that (unless a corporation’s articles of incorporation provide otherwise which the Company Articles do not) a stockholder holding shares in a corporation does not have dissenters’ rights with respect to a plan of merger, conversion or exchange if such corporation’s shares are: (i) a “covered security” (s such term is defined under Section 18 of the Securities Act of 1933, as amended (the “Securities Act”)); or (ii) traded in an organized market, are held of record by at least 2,000 stockholders and have a total market value of at least $20,000,000 (exclusive of any shares held by subsidiaries, officers, directors or beneficial owners holding greater than 10% of such shares). A stockholder of record of a Nevada corporation may assert dissenter’s rights as to less than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. In such event, the stockholder’s rights shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. As discussed under “Dissenter’s Rights of Appraisal” below the NRS does afford the Company stockholders dissenters’ right in connection with the Reincorporation.

Amendments to Charter

Under the DGCL, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon as a class. The BC Delaware Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation’s certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as otherwise provided herein), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, where the adverse effect on the powers, preferences or special rights of any series of common stock pursuant to proposed amendment does not differ from the adverse effect on the powers, preferences or special rights of any other series of common stock prior to such amendment, holders of such series would not be entitled to vote as a class separately from the other series of common stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class. The BC Delaware Certificate does not include any provision requiring greater than a majority of votes to amend it.

An amendment to a Nevada corporation’s articles of incorporation must be approved by the corporation’s stockholders. Under the NRS, unless a corporation’s articles of incorporation require a greater vote, an amendment to a Nevada corporation’s articles of incorporation must generally be approved by the holders of shares representing a majority of the votes entitled to be cast on the amendment. If such amendments would increase or decrease the number of authorized shares or the par value of any class or series, or would adversely alter or change any preference or any other relative or right of such class or series, a majority of the outstanding stock of such class or series would also have to approve the amendment. The Company Articles do not include any provision requiring greater than a majority of votes to amend them.

Amendments to Bylaws

Under the DGCL, the power to adopt, alter and repeal bylaws of a corporation is vested in its stockholders, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors or the bylaws state otherwise. Both the BC Delaware Certificate and the BC Delaware Bylaws provide that the BC

Delaware Bylaws may be altered or amended by a majority vote of the whole BC Delaware Board or by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote in connection with the election of directors voting as a single class.

Under the NRS, except as otherwise provided in any bylaw adopted by the stockholders, bylaws may be amended, repealed or adopted by the board of directors. The Company Bylaws do not provide otherwise.

No Preemptive Rights

Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The BC Delaware Certificate does not provide for any preemptive rights.

Under the NRS, stockholders holding shares of a corporation organized on or after October 1991 do not have preemptive rights unless otherwise provided in the articles of incorporation of such corporation. The Company Articles do not provide for any preemptive rights.

Duration of Proxies

Under the DGCL, no proxy is valid more than three years after its date unless such proxy otherwise provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. Neither the BC Delaware Certificate nor the BC Delaware Bylaws provide otherwise.

Under the NRS, no proxy will be valid for more than six months after its creation unless the stockholder specifies in the proxy the length of time that it will be valid, which may not exceed seven years from the date of its creation.  A proxy shall be deemed irrevocable if it states that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power.  The Company Bylaws provide that no proxy will be valid for more than 11 months after its creation unless otherwise provided in the proxy.

Stockholder Action

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, and under the NRS unless otherwise provided in a corporation’s articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than a majority of the voting power or the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. The Company Articles and the BC Delaware Certificate are consistent with the NRS and DGCL, respectively.

Under both the DGCL and the NRS, (unless action was taken by written consent, as discussed above) directors of a corporation are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present.. With respect to matters other than the election of directors, if a quorum exists, unless a greater number of affirmative votes is required by the statute or the corporation’s articles or certificate of incorporation, as the case may be, or the corporation’s bylaws, action on any matter is generally approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under both the DGCL and the NRS.

Neither the Company Articles nor the Company Bylaws include a provision requiring a greater vote on any matter than is required under the NRS.

Under both the DGCL and the NRS, unless otherwise provided in a corporation’s articles or certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders. The Company Bylaws and the BC Delaware Bylaws are consistent with the NRS and DGCL, respectively.

Nomination Procedures and Stockholder Proposals

Neither the DGCL nor the NRS provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

Neither the Company Bylaws nor the BC Delaware Bylaws contain procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

Special Stockholder Meetings

The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or the bylaws. The BC Delaware Bylaws provide that a special meeting of stockholders may be called by the Chairman of the Board or the President or the Board.  The DGCL and the BC Delaware Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than 10 days nor more than 60 days before the meeting. The notice must state the place, if any, day and hour of the meeting and the purpose or purposes for which the meeting is called.  In addition, if at any meeting action is proposed to be taken which, if taken, would entitle stockholders to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of section 262(d) of the DGCL.

The NRS provides that, unless a corporation’s articles of incorporation or bylaws provide otherwise, the entire board of directors, any two directors or the president may call annual or special meetings of the stockholders or directors. The Company Bylaws provide that a special meeting of stockholders may be called by the President of the Company or a majority of the Board and must be called by the President upon written request of the holders of not less than 10% of the issued and outstanding shares entitled to vote at such special meeting. The NRS and the Company Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than 10 days nor more than 60 days before the meeting. The notice must state the place, day, hour and the general nature of the business to be transacted.

Stockholder Inspection of Books and Records

Under the DGCL, any stockholder may, upon written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours. The written demand must be under oath and state a proper purpose for such inspection. The stockholder may, unless denied for cause, copy such records. The DGCL also allows stockholders, by the same written demand, to inspect the corporation’s other books and records.

Pursuant to the NRS, a stockholder of record for at least six months immediately preceding his demand, or any person holding at least 5% of all outstanding shares, or authorized in writing by at least 5% of all outstanding shares, is entitled to inspect a stock ledger of the names of such corporation’s stockholders during usual business hours, if the stockholder gives at least five business days’ prior written notice to the corporation. The stockholders may also copy such records. The NRS also permits stockholders of record (combined or individually) of 15% or more of the outstanding stock, upon five days written demand, the right to inspect during normal business hours, the books of accounts and all financial records of the corporation, to make copies thereof and to conduct an audit of such records. This right may not be limited by a corporation’s bylaws or articles of incorporation. The NRS also provides that a corporation may deny any demand for inspection if the stockholder refuses to furnish the corporation with an affidavit that such inspection, copies or audit are not related to their interest stockholder. The NRS also provides that the corporation may charge to recover costs of copying of providing any such records. Generally, this provision does not apply to publicly reporting companies.

Cumulative Voting

Under both the DGCL and the NRS, a corporation’s certificate of incorporation or articles of incorporation, as the case may be, may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder’s votes. Under the NRS, this applies to the election of all directors. Neither the BC Delaware Certificate nor the Company Articles provide for cumulative voting for the election of directors.

Size of the Board of Directors and No Classification of the BC Delaware Board

The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The BC Delaware Bylaws provide that the number of directors will not be less than one nor more than 10, with the specific number fixed from time to time by resolution of the BC Delaware Board or by the holders of a majority of the outstanding shares of BC Delaware. The DGCL permits the certificate of incorporation of a corporation or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. Neither the BC Delaware Certificate nor the BC Delaware Bylaws provide for a classified board. The DGCL also permits the certificate of incorporation to confer upon holders of any class or series of stock the right to elect one or more directors to serve for such terms and have such voting powers as are stated in the certificate of incorporation. The terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors. No such provisions are contained in the BC Delaware Certificate.

The NRS permits the articles of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. The Company Bylaws provide for a Board of not less than one nor more than seven members, to be elected for a one-year term. The NRS provides that a corporation’s board of directors may be divided into various classes with staggered terms of office. The Company Articles and Company Bylaws do not provide for a classified board.

Removal of Directors

Unless the certificate of incorporation provides otherwise, the DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that members of a classified board of directors may be removed only for cause. The BC Delaware Bylaws provide that any director or the entire Board may be removed from office only by the affirmative vote at a special meeting of stockholders of the holders of a majority of the voting power of our issued and outstanding capital stock entitled to vote in the election of directors, either for or without cause.

The NRS provides that any director may be removed from office by the vote of stockholders holding not less than two-thirds of the issued and outstanding stock entitled to vote. Stockholders may remove one or more directors with or without cause.

Vacancies

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation or bylaws, vacancies on a board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

The BC Delaware Bylaws provide that any vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. The BC Delaware Bylaws also provide that any directors chosen to fill a vacancy on the Board or newly created directorships will serve for the remainder of the full term of the class for which such director was chosen and until his successor shall be duly elected and shall have qualified.

The NRS provides that a vacancy on the board of directors of a corporation may generally be filled by the affirmative vote of a majority of the remaining directors, though constituting less than a quorum of the board of directors, unless the articles of incorporation provide otherwise. The Company Articles do not alter this provision.

Indemnification of Directors and Officers

Pursuant to Section 145 of the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful. Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination:

•                  by a majority of the disinterested directors, even though less than a quorum;

•                  by a committee of such directors designated by a majority vote of such directors, even though less than a quorum;

•                  if there are no disinterested directors, or if such directors so direct, by independent legal counsel; or

•                  by a majority vote of the stockholders, at a meeting at which a quorum is present.

Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The BC Delaware Certificate and BC Delaware Bylaws provides that BC Delaware officers, directors, employees and agents shall be indemnified to the fullest extent permitted by applicable law, and that BC Delaware shall pay the expenses incurred in defending any proceeding in advance of its final disposition. Payment of expenses incurred by an officer or director in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the officer or director to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.  Expenses incurred by other agents of BC

Delaware (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board deems appropriate.

Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (actually and reasonably incurred) of any proceedings (other than derivative actions), investigations, whether civil or administrative or criminal in nature, if they are not liable for a breach of their fiduciary duties to the corporation or acted in good faith on behalf of the corporation and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Similar standards are applicable in derivative actions, except that such person shall not be entitled to indemnification unless a court of competent jurisdiction determines that such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. The NRS provides that to the extent that such persons have been successful on the merits or in defense of any proceeding, they must be indemnified by the corporation against expenses incurred in connection with the defense. Generally, the termination of any action, suit or proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person acted in breach of his fiduciary duties or not in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to a criminal investigation, or action, he had reasonable cause to believe that his conduct was lawful. If a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

In addition, under the NRS, expenses incurred by an officer or director in connection with a proceeding may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation.

The Company Bylaws provide that the Company officers and directors shall be indemnified to the fullest extent permitted by the NRS, except for any expenses incurred in connection with any claim or liability arising out of an officer’s or director’s own negligence or willful misconduct.

The NRS, the DGCL and the respective Bylaws of BC Delaware and the Company may permit indemnification for liabilities arising under the Securities Act or the Exchange Act. The Board of both the Company and BC Delaware herein has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of competent jurisdiction.

Limitation of Personal Liability of Directors

The DGCL provides that a corporation’s certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

•                  any breach of the director’s duty of loyalty to the corporation or its stockholders;

•                  acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

•                  violation of certain provisions of the DGCL;

•                  any transaction from which the director derived an improper personal benefit; or

•                  any act or omission prior to the adoption of such a provision in the certificate of incorporation.

The BC Delaware Certificate provides that a director of BC Delaware shall not be personally liable to BC Delaware or any of its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent provided by applicable law for the actions described above.

The NRS provides that a director or officer of a corporation will not be personally liable for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director or officer, unless it is proven that the liability consists of: (i) acts or omissions of such officer or director that involve intentional misconduct, fraud, a knowing violation of law or a breach of such director or officer’s fiduciary duties; or (ii) the payment of unlawful distributions in violation of Section 78.300 of the NRS.

Derivative Actions

Under Nevada Rule 23.1 of Civil Procedure (the “Nevada Rule”) and Rule 23.1 of Rules of the Court of Chancery of the State of Delaware (the “Delaware Rule”), a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a stockholder at such time. The Nevada Rule and the Delaware Rule also provide that a complaint in a derivative proceeding must be verified and must allege with particularity the efforts, if any, made by the plaintiff to obtain the desired action, and the reasons for his failure to obtain the action he desires or for not making the effort. In addition, the Nevada Rule and Delaware Rule provide that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of similarly situated stockholders. Furthermore, the Nevada Rule and Delaware Rule provide that an action shall not be dismissed or compromised without the approval of the court having jurisdiction of the action.

Distributions and Redemptions

Under the DGCL, unless otherwise restricted in its certificate of incorporation, a corporation may only pay dividends out of surplus or net profit. Additionally, under the DGCL, a corporation may not redeem any shares if such redemption would cause an impairment of its capital. The BC Delaware Certificate does not otherwise restrict the right to pay dividends or redeem shares.

Under the NRS, a Nevada corporation may make distributions to its stockholders as long as, after giving effect to such distribution, (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Company Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Such determinations may be made by the board of directors based on financial statements, fair market valuation or any other reasonable method. Under the NRS, a corporation’s redemption of its own capital stock is subject to the same restrictions as apply to a distribution.

Loans to Directors and Officers

Under the DGCL, a corporation may lend money to, or guarantee any obligation of, an officer, including an officer who is a director, when it is deemed, in the judgment of the board of directors, to be reasonably expected to benefit the corporation.

Under the NRS, a corporation may make a loan or guaranty to directors or officers if (i) the financial interest is known or disclosed to the board of directors or committee and noted in the minutes, and the board of directors or committee authorizes the transaction in good faith by a majority vote sufficient for the purpose without counting the vote of the interested director; (ii) the financial interest is known or disclosed to the stockholders, and the stockholders authorize the transaction by a vote of stockholders holding a majority of the voting power; or (iii) the transaction is fair to the corporation at the time it is authorized or approved.

Franchise Taxes

Each corporation organized under the laws of the State of Nevada, regardless of such corporation’s capitalization or whether it transacts business in Nevada, is required to pay an annual flat fee of $200 to obtain a business license. Nevada imposes no franchise tax or similar fee on Nevada corporations. After the Reincorporation, we will be required to pay annual franchise taxes to Delaware based on a formula involving the number of our authorized shares, or the value of our assets, whichever would result in a lesser tax. We will pay a pro rata share of the annual Delaware franchise tax for 2011 based upon the effective date of the Reincorporation.

Certain Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences to holders of Common Stock who receive BC Delaware common stock in exchange for their shares of Common Stock as a result of the Reincorporation.  This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.

This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular stockholders of the Company in light of their particular circumstances or who are subject to special treatment under the federal income tax laws.  Factors that could alter the tax consequences of the Reincorporation to you include: if you are a dealer in securities, a financial institution, mutual fund, regulated investment company, real estate investment trust, insurance company, or tax-exempt entity; if you are subject to the alternative minimum tax; if you hold your Common Stock as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy; if you are a non-U.S. person; if you do not hold your shares of BC Delaware common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment); or if you acquired your shares of the Common Stock in connection with stock option plans or in other compensatory transactions.  In addition, no state, local, or foreign tax consequences are addressed herein.  IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code.  The Company believes, however, that: (i) the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (ii) no gain or loss will be recognized by holders of Common Stock upon receipt of common stock of BC Delaware pursuant to the Reincorporation; (iii) the aggregate tax basis of the common stock of BC Delaware received by each stockholder will be the same as the aggregate tax basis of the Common Stock held by such stockholder as a capital asset at the time of the Reincorporation; and (iv) the holding period of the common stock of BC Delaware received by each stockholder of the Company will include the period for which such stockholder held the Common Stock surrendered in exchange therefor.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be (i) the filings of the Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of Nevada; and (ii) the necessary securities filings with the SEC and the Secretaries of State of the states in which our stockholders reside.

Dissenters’ Rights of Appraisal

Nevada law generally provides that stockholders may have dissenters’ rights in connection with a merger where the approval of the corporation’s stockholders is required.  Dissenters’ rights will be available to stockholders with respect to the Reincorporation and will be governed by Chapter 92A of the NRS.  If a stockholder has not approved the Reincorporation, they are entitled to dissent.  In order to exercise dissenter’s rights provided under the NRS, a stockholder must submit a written notice to the Company, not less than 30 and not more than 60 days after the date that we send a dissenter’s notice to our stockholders.

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Schedule “A” to this Information Statement.  Dissenting stockholders must, by no later than October 24, 2011, send a written objection to the Reincorporation stating their intention to demand payment for their shares in the form set forth in Schedule “B”. The written objection should be sent to:

Blue Calypso, Inc.

1345 Valwood Parkway, Suite 301

Carrollton, Texas 75006

(972) 695-4776

Registered Mail, Return Receipt Requested is recommended.  The objection must include (i) a notice of election to dissent; (ii) the stockholder’s name and residence address; (iii) the number of shares as to which the stockholder dissents; (iv) a demand for payment of the fair value of the stockholder’s shares if the Reincorporation is consummated; and (v) a certification as to whether the stockholder or the beneficial owner on whose behalf the stockholder is dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand or by October 24, 2011, the dissenting stockholder must submit certificates representing all of his shares of stock of the Company to the Company at the address set forth above or to the Company’s transfer agent, Action Stock Transfer Corporation, 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, Utah, 84121, for the purpose of affixing a notation indicating that a demand for payment has been made.

Shares of the Company not represented by certificates will be restricted from transfer after the demand for payment is received.

If the Reincorporation is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the NRS the amount we estimate to be the fair value of the shares, plus accrued interest.  The fair value of the shares is equal to the value of the shares immediately before the consummation of the Reincorporation, excluding any appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable.  The payment will be accompanied by (i) the Company’s financial statements for the year ended December 31, 2010 and the six-month period ended June 30, 2011; (ii) a statement of the estimate of the fair value; (iii) an explanation of how interest was calculated; and (iv) any other items required by Chapter 92A of the NRS.

A dissenting stockholder, unsatisfied with any payment made by the Company, may notify the Company in writing, including in such notification: (i) such stockholder’s estimate of the fair value plus accrued interest of the shares held by such stockholder; and (ii) a demand for payment of such estimate, less any amount already received.  In addition, a dissenting stockholder unsatisfied with any payment offer made by the Company may reject such offer and demand payment of the fair value plus accrued interest due. If such demand has not been made in writing within 30 days after receiving the Company’s payment or offer of payment, as the case may be, such dissenting stockholder shall have waived his or her demand rights and will thereafter only be entitled to the payment amount originally made or offered by the Company.

If any demand for payment remains unsettled the Company must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.  If the Company does not commence the proceeding within the 60-day period, the Company must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the NRS, which are attached as Schedule “C” to this Information Statement. Sections 92A.300 to 92A.500 of the NRS require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS SCHEDULE “A”, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

APPROVAL OF THE BLUE CALYPSO, INC. 2011 LONG-TERM INCENTIVE PLAN

On August 31, 2011, the Board adopted, subject to stockholder approval, the Blue Calypso, Inc. 2011 Long-Term Incentive Plan (the “Incentive Plan”).  Our stockholders approved the Incentive Plan on September 9, 2011.  The Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors.  The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Common Stock.  The Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Description of the Incentive Plan

The following is a brief description of the Incentive Plan.  A copy of the Incentive Plan is attached as Appendix D to this Information Statement, and the following description is qualified in its entirety by reference to the Incentive Plan.

Effective Date and Expiration.  The Incentive Plan became effective on August 31, 2011, subject to and conditioned upon stockholder approval of the Incentive Plan, and will terminate on August 31, 2021.  No awards may be made under the Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization.  Subject to certain adjustments, the number of shares of Common Stock that may be issued pursuant to awards under the Incentive Plan is 35,000,000 shares, of which 100% may be delivered pursuant to incentive stock options.  Subject to certain adjustments, with respect to any participant who is an officer of the Company subject to Section 16 of the Exchange Act, or a “covered employee” as defined in Section 162(m)(3) of the Code, a maximum of 3,000,000 shares may be granted in any one year in the form of any award to such participant.

Shares to be issued may be made available from authorized but unissued shares of Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise.  During the term of the Incentive Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Incentive Plan.  If an award under the Incentive Plan is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the Incentive Plan.  In the event that previously acquired shares are delivered to the Company in full or partial payment of the option price for the exercise of a stock option granted under the Incentive Plan, the number of shares available for future awards under the Incentive Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award.  Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares.  Awards will not reduce the number of shares that may be issued, however, if the settlement of the award will not require the issuance of shares.  Only shares forfeited back to the Company, shares cancelled on account of termination, expiration or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the

Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration.  The Incentive Plan will be administered by the Board or a committee of the Board (the “Committee”) consisting of two or more members.  At any time there is no Committee to administer the Incentive Plan, any reference to the Committee is a reference to the Board.  The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the Incentive Plan, establish and revise rules and regulations relating to the Incentive Plan and make any other determinations that it believes necessary for the administration of the Incentive Plan.  The Committee may delegate certain duties to one or more officers of the Company as provided in the Incentive Plan.

Eligibility.  Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the Incentive Plan.  As of September 1, 2011, the Company had six employees and five directors and one contractor who would be eligible for awards under the Incentive Plan.

Stock Options.  The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.  Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted.  If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant.  The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft or money order payable to the order of the Company; (ii) by delivering to the Company shares of Common Stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs.  SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant.  The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant.  The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee.

Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.  The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the Committee.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of Common Stock equal in value to dividends paid on a specific number of shares or other periodic payments.  The terms and conditions of the dividend equivalent right shall be specified by the grant.  Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares.  Any such reinvestment shall be at the fair market value at the time thereof.  A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards.  The Committee may grant performance awards payable in cash, shares of Common Stock, a combination thereof, or other consideration at the end of a specified performance period.  Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period.  The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.  To the extent the Company determines that Section 162(m) of the Code shall apply to a performance award granted under the Incentive Plan, it is the intent of the Company that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.  In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards.  However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m).  With respect to a performance award that is not intended to satisfy the requirements of Section 162(m), if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.  Awards of restricted stock, restricted stock units, and performance awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders.  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly, periodic and annual earnings releases; or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the

Committee prior to the issuance of an award.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Other Awards.  The Committee may grant other forms of awards payable in cash or shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan.  The terms and conditions of such other form of award shall be specified by the grant.  Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment.  The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan.  If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service.  The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.  Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding award; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan to the end that the same proportion of the Company’s issued and outstanding shares Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number.  Notwithstanding the foregoing, no adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code.  All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the Incentive Plan.  The Board may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.  In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options.  In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain.  However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted.  When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares of Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered.  The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares.  As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code.  If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received.  If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs.  However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.  In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.  To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment.  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.  Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer).  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities).  To the extent that the Company determines that Section 162(m) of the Code will apply to any awards granted pursuant to the Incentive Plan, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by the Company of a compensation deduction.

New Plan Benefits

As of the date of this Information Statement, the Company has granted nonqualified stock options to purchase 1,500,000 shares of Common Stock and has issued 8,675,238 shares of restricted stock pursuant to the Incentive Plan.  The grants and issuances to the executive officers, directors and employees of the Company pursuant to the Incentive Plan are as follows:

Name and Title	Type of Award	Number of Shares Underlying Award		Vesting Provisions

Andrew Levi Chief Executive Officer and Director	Restricted Stock	3,000,000	(1)	Pro-rata vesting annually over three years

James R. Craig Chief Financial Officer	Restricted Stock	2,250,173	(2)	Pro-rata vesting annually over three years

Richard Fennessy Director	Options	375,000	(3)	Pro-rata vesting quarterly over two years

Paul Jarvie Director	Options	375,000	(3)	Pro-rata vesting quarterly over two years

J. Andrew Kerner Director	Options	375,000	(3)	Pro-rata vesting quarterly over two years

James Rose Director	Options	375,000	(3)	Pro-rata vesting quarterly over two years

All current executive officers as a group (2 persons)	Restricted Stock	5,250,173	(4)	Pro-rata vesting annually over three years

All current directors who are not executive officers as a group (4 persons)	Options	1,500,000	(5)	Pro-rata vesting quarterly over two years

All current employees who are not executive officers (3 persons)	Restricted Stock	3,104,240	(6)	401,032 shares vested immediately upon grant; remainder vests pro-rata annually over three years

(1)           The aggregate market value of the restricted stock as of September 8, 2011 was $203,700.00.

(2)           The aggregate market value of the restricted stock as of September 8, 2011 was $152,786.75.

(3)           The exercise price of each option to purchase shares of Common Stock is equal to $0.0679 per share, which was the fair market value of one share of Common Stock on the date of grant.  The aggregate market value of the shares of Common Stock underlying these options as of September 8, 2011 was $25,462.50 per option holder.

(4)           The aggregate market value of the restricted stock as of September 8, 2011 was $356,486.75.

(5)           The aggregate market value of the Common Stock underlying these options as of September 8, 2011 was $101,850.00.

(6)           The aggregate market value of the restricted stock as of September 8, 2011 was $210,777.90.

The fair market value of our Common Stock is $0.0679 per share based on the determination by the Board on September 8, 2011.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of our equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of September 8, 2011, by (i) each director and named executive officer of the Company; (ii) all persons who are known by the Company to be beneficial owners of 5% or more of the Company’s outstanding Common Stock; and (iii) all officers and directors of the Company as a group.  Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.  Our Common Stock is our only class of voting securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class (2)

Andrew Levi 1345 Valwood Parkway Carrollton, Texas 75006	56,990,349		46%

Richard Fennessy 1345 Valwood Parkway Carrollton, Texas 75006	3,261,057		3%

Paul Jarvie 1345 Valwood Parkway Carrollton, Texas 75006	4,547,112		4%

J. Andrew Kerner 1345 Valwood Parkway Carrollton, Texas 75006	3,255,150		3%

James Rose 1345 Valwood Parkway Carrollton, Texas 75006	3,155,918		3%

James R. Craig 1345 Valwood Parkway Carrollton, Texas 75006	—		—

Esousa Holdings LLC(3) 317 Madison Ave., Suite 1621 New York, NY 10017	12,487,350	(5)	9.99%

LMD Capital, LLC(4) 2828 N. Harwood, Suite 1700 Dallas, TX 75201	12,487,350	(5)	9.99%

All directors and executive officers as a group (6 persons)	71,209,586		57%

(1)           Beneficial ownership represents sole voting and investment power.

(2)           These percentages have been calculated based on 124,974,701 shares of Common Stock outstanding as of September 8, 2011.

(3)           Rachel Glicksman, as Managing Director of Esousa Holdings LLC, has voting and dispositive controls over such shares.

(4)           Steven B. Solomon as Managing Director of LMD Capital, LLC has voting and dispositive controls over such shares.

(5)           This number includes shares of Common Stock held as of September 8, 2011. The stockholders will hold an aggregate of 1,500,000 shares of Series A Preferred of BC Delaware upon the creation of the Preferred Shares and the subsequent designation of the Series A Preferred by the Board and the conversion of the Promissory Notes.  Such Promissory Notes (until converted) and shares of Series A Preferred of BC Delaware will be convertible into shares of common stock of BC Delaware at a conversion price of $0.0679 per share. Such Promissory Notes and under the proposed terms of the Series A Preferred of BC Delaware, the holder may not convert the Series A Preferred to the extent (but only to the extent) such selling security holder or any of its affiliates would beneficially own a number of shares of BC Delaware’s common stock which would exceed 4.99%. In addition, the stockholders will also hold an aggregate of 22,091,311 shares of BC Delaware’s common stock upon the exercise of the certain warrants.  The exercise price of such warrants is $0.10 per share.  Pursuant to the terms of such warrants, the holder may not exercise the warrants to the extent (but only to the extent) such selling security holder or any of its affiliates would beneficially own a number of shares of BC Delaware’s common stock which would exceed 4.99%.  See the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2011 regarding the terms of the warrants, the Promissory Notes and the proposed Series A Preferred of BC Delaware.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of operations in conjunction with our consolidated financial statements and the related notes thereto that are attached to this Information Statement as Appendix F. In addition to historical information, the following discussion and analysis includes forward looking information that involves risks, uncertainties, and assumptions.  Actual results and the timing of events could differ materially from those anticipated by these forward looking statements as a result of many factors.

Recent Events

On September 1, 2011, the Company acquired Blue Calypso in the Merger transaction that will be accounted for as a reverse acquisition, as if Blue Calypso had been the reporting entity for accounting purposes.  As a result, the Management Discussion and Analysis that follows represents a discussion of the business of Blue Calypso for the year ended December 31, 2010 as compared to the period from September 11, 2009 to December 31, 2009 and the six months ended June 30, 2011 versus the six months ended June 30, 2010. The following discussion should be read in conjunction with our consolidated financial statements and related notes attached to this Information Statement as Appendix F.  Blue Calypso’s financial year ends on December 31, and each of its quarters end on the final day of each calendar quarter (each March 31, June 30 and September 30).

Business Overview

Blue Calypso is a Texas corporation that was formed in February 2010 as a holding company to hold a 100% single member ownership in Blue Calypso, LLC.  Blue Calypso, LLC, our operating entity, was formed in September 2009 for the purpose of delivering a patented social mobile advertising, endorsement and commerce platform that leverages the capabilities of the growing mobile smartphone market.  Consumer product companies enter into contracts with Blue Calypso to utilize Blue Calypso’s technology platform to offer advertising content to Blue Calypso subscribers who utilize mobile smartphones via the Blue Calypso mobile application called Calyp (pronounced “klip”).  Consumers are incentivized to endorse products and earn rewards for each endorsement in the form of cash and exclusive VIP Perks.

Critical Accounting Policies

Development Stage Company

We are a development stage company as defined by Accounting Standards Codification (“ASC”) 915 Development Stage Entities and is still devoting substantial efforts on establishing the business. Our principal operations have commenced but there has been no significant revenue thus far. All losses accumulated since inception have been considered as part of Blue Calypso’s development stage activities.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements are stated in U.S. dollars and include the accounts of Blue Calypso Holdings, Inc. and its subsidiary Blue Calypso LLC, which is wholly owned. All intercompany balances and transactions have been eliminated in consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the useful lives of intangible assets and the recoverability or impairment of tangible and intangible asset values; deferred revenues; legal and other contingencies which are recorded when it is probable that a loss has been incurred and the amount is reasonably estimable; and Blue Calypso’s effective income tax rate and the valuation allowance applied against deferred tax assets which are based upon the expectations of future taxable income, allowable deductions, and projected tax credits.  Actual results may differ from these estimates.

Revenue Recognition

Blue Calypso recognizes revenue in accordance with ASC 605 “Revenue Recognition”, when persuasive evidence of an arrangement exists, the fee is fixed or determinable, delivery of the product has occurred or services have been rendered and collectability is reasonably assured. Revenue includes fees received from customers for advertising and marketing services provided by Blue Calypso and is recognized as earned when brand loyalists personally endorse and share the advertising campaigns with others in their digital social stream.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank demand deposits. Blue Calypso considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment and Long-Lived Assets

Property and equipment consists of office equipment and is recorded at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which for office equipment is three to five years. Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Intangible Assets

Software development costs are accounted for in accordance with ASC 350-40, Intangibles — Goodwill and Other: Internal Use Software. According to ASC 350-40, capitalization of costs shall begin when both of the following occur: a) preliminary project stage is completed, b) management, with the relevant authority, implicitly or explicitly authorizes and commits to funding a computer software project and it is probable that the project will be completed and the software will be used to perform the function intended. The costs capitalized include fees paid to third parties for services provided to develop the software during the application development stage, payroll and payroll-related costs such as, costs of employee benefits for employees who are directly associated with and who devote time to the internal-use computer software project on activities that include coding and testing during the application development stage and interest costs incurred while developing internal-use computer software (in accordance with ASC 835-20). The costs are amortized using straight-line amortization over the estimated useful life of up to five years, once the software is ready for its intended use.  The unamortized capitalized cost of the software is compared annually to the net realizable value.  The amount by which the unamortized capitalized costs of the internal use software exceed the net realizable value of that asset is written off.

Impairment of Long-lived Tangible Assets and Definite-Lived Intangible Assets

Long-lived tangible assets and definite lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Recoverability of assets held and used is generally measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by that asset. If it is determined that the carrying amount of an asset may not be recoverable, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Fair Value Measurements

Blue Calypso has adopted ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.  Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 3 inputs are unobservable inputs for the asset or liability.

Income Taxes

Income taxes are recorded in accordance with ASC 740 “Income Taxes”. Deferred income taxes are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income, in the period that includes the enactment date. An allowance is provided when it is more likely than not that tax benefits will not be utilized.

Stock-Based Compensation

Blue Calypso granted stock options and restricted stock as compensation to employees and directors. Compensation expense is measured in accordance with FASB ASC 718 (formerly SFAS No. 123R), Compensation - Stock Compensation. Compensation expense is recognized over the requisite service period for awards of equity instruments to employees based on the grant date fair value of those awards expected to ultimately vest. Forfeitures are estimated on the date of grant and revised if actual or expected forfeiture activity differs materially from original estimates.

Concentrations of Credit Risk

Significant concentrations of credit risk may arise from Blue Calypso’s cash maintained in the bank. Blue Calypso maintains cash in quality financial institutions; however, at times, cash balances may exceed the federal deposit insurance limits (FDIC limits).

Advertising and Marketing

Blue Calypso’s advertising and marketing costs, which consist primarily of marketing and trade show costs, business development and printed promotional and sales presentation materials, are charged to expense when incurred.

Results of Operations

Comparison of six months ended June 30, 2011 and 2010

For the six months ended June 30, 2011 the net loss was $410,199 compared to a net loss of $87,964 for the six months ended June 30, 2010.  During the six months ended June 30, 2011 we incurred sales and marketing expenses of $182,786, general administrative expenses of $115,827, other operating expenses of $14,373 and depreciation and amortization of $51,720.  This compares to $87,964 of total expenses, primarily related to general and administrative expenses incurred during the six months ended June 30, 2010.  The increase is due to the continued ramp up of the business since inception.

Cash Flows

Cash used for operating activities during the six months ended June 30, 2011 was $405,500 compared to cash provided in operating activities of $281,848 for the six months ended June 30, 2010.  The change was due to the increased net loss of $322,235 described above and a $306,538 decrease in accounts payable to an affiliate.

Cash used in investing activities during the six months ended June 30, 2011 was $54,500 compared to $117,030 for the same period in 2010.  In the six months ended June 30, 2011 software development costs of $151,189 were incurred with an affiliate.  $51,189 was paid in cash with the remaining $100,000 offset by a convertible note payable.

In the six months ended June 30, 2011, cash provided by financing was $600,010 compared to $1,000 for the same period in 2010.  The increase is due to the issuance of additional convertible notes to fund Blue Calypso’s activities.

Year ended December 31, 2010 versus the period September 11, 2009 through December 31, 2009

Blue Calypso began operations on September 11, 2009. The total expenses for the period September 11, 2009 through December 31, 2009 were $23,653 primarily consisting of legal expenses.  We had no employees during that period.

During the year ended December 31, 2010, we incurred sales and marketing expenses of $136,414, general and administrative expenses of $193,006 and other operating expenses of $30,735.  We hired three employees in sales and marketing during 2010 and engaged four independent contractors to conduct marketing activities.  Sales and marketing expense included the compensation and benefit expense of the three employees as well as travel, entertainment and advertising expense directly attributable to the sales and marketing function.  General and administrative expenses primarily consisted of contract labor, outside services and professional fees.  Other operating expenses primarily consisted of supplies, travel and entertainment expenses.  We expect that operating expenses will increase in the foreseeable future as we continue to grow and expand our business.

Our development activities are outsourced to Aztec Systems, Inc. (“Aztec”), a company that is a majority owned by Mr. Levi, our Chairman and Chief Executive Officer.  We incurred $452,516 of software development costs primarily with Aztec, all of which was capitalized, including $7,805 of capitalized interest expense and began amortization during the year ended December 31, 2010.  Amortization expense related to capitalized software development costs of $11,937 was recorded during the year ended December 31, 2010.

Cash Flows

Net cash used for operating activities was $205,627 during the year ended December 31, 2010.  There was no cash from operating activities for the period September 11, 2009 through December 31, 2009.  The net loss for the year ended December 31, 2010 of $389,035 was partially offset by noncash items of $12,101 that primarily consisted of depreciation and amortization and an increase of $171,307 in operating liabilities net of an increase in operating assets.

Cash used for investing activities for the year ended December 31, 2010 included cash of $352,517 paid for capitalized software development costs and $4,365 for capital expenditures.  There was no cash from investing activities during the period September 11, 2009 through December 31, 2009.  We expect that cash used in investing activities will increase in the foreseeable future as we hire more people and expand our website service offerings.

During the year ended December 31, 2010, there was $676,020 of cash flow provided by financing activities including the proceeds of $675,000 from notes payable.  An accounts payable to an affiliate for contracted software development services of $100,000 was converted into a note payable during 2010.

Liquidity and Capital Resources

We are a development stage company and have incurred cumulative losses of $822,887 since beginning operations on September 11, 2009.  At June 30, 2011, we had a cash balance of $253,521, and negative working capital of $1,371,447.  However, at September 1, 2011, $1,475,000 of current notes payable converted to 28,135,238 shares of Common Stock as part of the Merger.  Funding for our operations has been primarily dependent upon the proceeds from the issuance of debt and equity securities.

As a development stage company we have been and continue to be dependent upon outside sources of cash to pay operating expenses.  We have had only nominal revenue and we expect operating losses to continue through the foreseeable future.  Until we develop a consistent source of revenue to achieve a profitable level of operations that generates sufficient cash flow, we will need additional capital resources to fund growth and operations.  We expect to continue to raise capital through equity and/or debt offerings. However, there can be no assurance that we will be able to raise equity or debt capital on terms we consider reasonable and prudent, or that any financing activity would not be dilutive to existing shareholders, or that capital available to us could be subject to high volatility of the financial markets, to our financial condition and credit rating, or that sufficient assets used as debt collateral would be available for any future debt financing.

Contractual Obligations

At June 30, 2011, our significant contractual obligations were as follows:

	Less Than One Year	One to Three Years	Three to Five Years	More Than Five Years	Total

Maturities of notes payable	—	$1,475,000	—	—	$1,475,000
Operating lease	—	—	—	—	—
Purchase obligations	—	—	—	—	—
	—	$1,475,000	—	—	$1,475,000

As part of the Merger described under the heading “General Questions and Answers About the Reincorporation,” these notes payable were converted to shares of common stock Blue Calypso as provided in the notes and then exchanged for Common Stock of the Company.

Off-Balance Sheet Arrangements

We do not maintain any off-balance sheet arrangements, transactions, obligations or other relationships with unconsolidated entities that would be expected to have a material current or future effect upon our financial condition or results of operations.

CHANGES IN THE COMPANY’S CERTIFYING ACCOUNTANT

In connection with the Merger, effective as of September 1, 2011, the Board dismissed the Company’s independent registered public accounting firm, R. R. Hawkins and Associates International, PC.  The Company has selected Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm.

Except as set forth herein, R. R. Hawkins and Associates International, PC’s report on the Company’s financial statements for the years ended December 31, 2010 and 2009, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, R. R. Hawkins and Associates International, PC’s report on such financial statements contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through September 1, 2011, the date of dismissal of R. R. Hawkins and Associates International, PC by the Company, the Company did not have any disagreements with R. R. Hawkins and Associates International, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of R. R. Hawkins and Associates International, PC, would have caused it to make reference to the subject matter of this disagreement(s) in connection with its report.

R. R. Hawkins and Associates International, PC filed a letter attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on or about September 23, 2011, confirming that it agrees with the statements relating to R. R. Hawkins and Associates International, PC set forth herein.

FINANCIAL AND OTHER INFORMATION

Please see the exhibits attached to this Information Statement for financial and other information regarding the operations of the Company, including the financial statements of Blue Calypso, the Company’s wholly-owned subsidiary, attached hereto as Appendix F.

INTEREST OF CERTAIN PERSONS

IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company are opposed to the proposed actions taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it.  We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at:  Blue Calypso, Inc., 1345 Valwood Parkway, Suite 301, Carrollton, Texas 75006.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders.  We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to our Secretary, 1345 Valwood Parkway, Suite 301, Carrollton, Texas 75006.

OTHER INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

A SPECIAL WARNING ABOUT FORWARD-LOOKING STATEMENTS

Certain information contained in this Information Statement are forward looking statements regarding future events as well as the assumptions underlying or relating to such statements, all of which are “forward-looking statements” within the meaning of Section 21E of the Exchange Act. We have based these forward-looking statements on currently available information and our current beliefs, expectations and projections about future events.  All forward-looking statements contained herein are subject to numerous risks and uncertainties.  Our actual results and the timing of certain events could differ materially from those projected in the forward-looking statements due to a number of factors discussed in this Information Statement and in our other filings with the SEC.  Should the statements or underlying assumptions prove incorrect, actual results or outcomes may vary significantly from those suggested by forward-looking information.  Any forward-looking statements contained in this document are based on information available at the time of filing and we make no undertaking to update any of these forward-looking statements.  Certain statements contained in this Information Statement, including statements containing the words “believes,” “intends,” “expects,” and words of similar import, constitute “forward-looking statements.” GIVEN THESE UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.  The Company and BC Delaware disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward looking statements contained herein to reflect future events or developments.

This Information Statement is provided to the stockholders of the Company only for information purposes pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please read this Information Statement carefully.

Dated: September 20, 2011	By Order of the Board of Directors

/s/ Andrew Levi
Andrew Levi
Chief Executive Officer

Appendix A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

OF

BLUE CALYPSO, INC., a Nevada corporation

with and into

BLUE CALYPSO, INC., a Delaware corporation

This Agreement and Plan of Merger (this “Agreement”), is entered into as of September 9, 2011 by and between Blue Calypso, Inc., a Delaware corporation (“BC-Delaware”), and Blue Calypso, Inc., a Nevada corporation (“BC-Nevada”).

RECITALS

WHEREAS, the Board of Directors of BC-Delaware has approved the business combination transaction provided for herein in which BC-Nevada will merge with and into BC-Delaware (the “Merger”), its wholly-owned subsidiary, with BC-Delaware as the sole surviving entity of the Merger, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors and stockholders of BC-Nevada have approved the Merger.

AGREEMENT OF MERGER

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereby agree as follows:

ARTICLE I - THE MERGER

1.01         Director and Stockholder Approval.

(a)           The Board of Directors and the stockholders of BC-Nevada approved the Merger in accordance with the Nevada Revised Statutes, as amended (the “NRS”), in each case by written consent dated as of September 9, 2011.

(b)           The Board of Directors of BC-Delaware approved the Merger in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), by written consent dated as of September 9, 2011.

1.02         The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, BC-Nevada shall be merged with and into BC-Delaware at the Effective Time (as defined below) of the Merger.  Following the Merger, the separate existence of BC-Nevada shall cease and BC-Delaware shall continue as the surviving corporation and shall succeed to and assume all the rights, liabilities and obligations of BC-Nevada in accordance with the DGCL and the NRS.  BC-Delaware, the surviving corporation, will be responsible for, and obligated to pay, all applicable Delaware or Nevada franchise tax and any related fees of BC-Nevada if the same are not timely paid.

1.03         Closing.  The Closing of the Merger (the “Closing”) will take place immediately upon satisfaction by BC-Nevada of all requirements under the Securities Exchange Act of 1934, as amended, pertaining to the Merger (the date of the Closing being referred to herein as the “Closing Date”).  At the Closing, (i) the certificate or certificates (the “Stock Certificates”), if any, that, immediately prior to the Effective Time of the Merger, represent the issued and outstanding shares of common stock of BC-Nevada, $0.0001 par value per share (the “BC-Nevada Stock”), shall be delivered as required by Article II below, (ii) an appropriate officer, or other authorized person, of each of BC-Delaware and BC-Nevada shall execute and acknowledge (a) the Certificate of Merger to be filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”) and (b) the Articles of Merger to be filed with the Secretary of State of the State of Nevada (the “Articles of Merger”), and (iii) the parties shall take such further action as is required to consummate the transactions described in this Agreement, the Certificate of Merger and the Articles of Merger.

1.04         Effective Time of the Merger.

(a)           At the Closing, the parties shall file the Certificate of Merger with the Secretary of State of the State of Delaware executed in accordance with the relevant provisions of the DGCL and the Articles of Merger with the Secretary of State of the State of Nevada executed in accordance with the relevant provisions of the NRS.

(b)           The Merger will be effective (i) in Delaware, on the date the Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware, in accordance with Sections 253 and 103 of the DGCL and (ii) in Nevada, on the date the Articles of Merger are accepted for filing by the Secretary of State of the State of Nevada in accordance with the NRS (the “Effective Time” of the Merger).

1.05         Effects of the Merger.  The Merger shall have the effects set forth in the DGCL and the NRS.

1.06         Certificate of Incorporation and Bylaws.

(a)           The Certificate of Incorporation of BC-Delaware as in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of BC-Delaware, the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

(b)           The Bylaws of BC-Delaware as in effect at the Effective Time of the Merger shall be the Bylaws of BC-Delaware, the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

1.07         Directors.  The directors of BC-Delaware at the Effective Time of the Merger shall be the directors of BC-Delaware, the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

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1.08         Officers.  The officers of BC-Delaware at the Effective Time of the Merger shall be the officers of BC-Delaware, the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.09         Copy of the Agreement.  An executed copy of this Agreement will be kept on file at the offices of BC-Delaware, the surviving corporation.  A copy of this Agreement will be furnished by BC-Delaware, on written request and without cost, to any holder of capital stock of BC-Delaware (or former holder of capital stock of BC-Nevada) and to any creditor or obligee of BC-Nevada at the time of the Merger if such obligation is then outstanding.

1.10         Abandonment.  At any time before the Effective Time of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either BC-Nevada or BC-Delaware, or both.

ARTICLE II - EFFECT OF MERGER ON THE STOCK

2.01         Effect on Stock Holdings.

(a)           As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of BC-Nevada or the stockholders of the BC-Nevada Stock, each issued and outstanding share of BC-Nevada Stock shall be converted into the right to receive one share of common stock, par value $0.0001 per share, of BC-Delaware (the “Delaware Common Stock”), whether or not certificates representing said shares are then issued and delivered.

(b)           As of the Effective Time of the Merger, any shares of the Delaware Common Stock held by BC-Nevada shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

Remainder of Page Intentionally Left Blank.

Signature Page(s) Follow.

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IN WITNESS WHEREOF, the undersigned corporations have executed this Agreement as of the date first written above.

BLUE CALYPSO, INC.,
a Delaware corporation

By:	/s/ Andrew Levi
Name:	Andrew Levi
Title:	Chief Executive Officer

BLUE CALYPSO, INC.,
a Nevada corporation

By:	/s/ Andrew Levi
Name:	Andrew Levi
Title:	Chief Executive Officer

SIGNATURE PAGE TO

AGREEMENT AND PLAN OF MERGER

Appendix B

Certificate of Incorporation of Blue Calypso, Inc., a Delaware corporation

CERTIFICATE OF INCORPORATION

OF

BLUE CALYPSO, INC.

The undersigned, being the sole incorporator herein named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST:  The name of this Corporation is Blue Calypso, Inc.

SECOND:  The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD:  The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  A.  Classes and Numbers of Shares.  The total number of shares of stock that the Corporation shall have authority to issue is six hundred eighty five million (685,000,000).  The Classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.             Six Hundred Eighty Million (680,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”); and

2.             Five Million (5,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and

B.                    Blank Check Powers.  The Corporation may issue any class of the Preferred Stock in any series.  The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.  Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series.

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FIFTH:  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH:  The original Bylaws of the Corporation shall be adopted by the incorporator.  Thereafter, the power to make, alter, or repeal the Bylaws, and to adopt any new Bylaw, shall be vested in the Board of Directors.

SEVENTH:  To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived any improper personal benefit.  Neither the amendment or repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

EIGHTH:  The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.  The Corporation shall advance expenses to the fullest extent permitted by said section.  Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of

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expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September 2011.

/s/ Christina Marshall
Christina Marshall, Sole Incorporator
2505 N. Plano Road
Suite 2505
Richardson, Texas 75082

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Appendix C

Bylaws of Blue Calypso, Inc., a Delaware corporation

BYLAWS

OF

BLUE CALYPSO, INC.

ARTICLE 1

OFFICES

Section 1.1            Registered Office.

The registered office of BLUE CALYPSO, INC. (hereinafter, the “corporation”) in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, County of Newcastle, State of Delaware,19801.

Section 1.2            Other Offices.

The corporation may also have and maintain an office or principal place of business at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

Section 2.1            Place of Meetings.

(a)           Meetings of stockholders may be held at such place, either within or without this State, as may be designated by or in the manner provided in these bylaws or, if not so designated, as determined by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

(b)           If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(1)           Participate in a meeting of stockholders; and

(2)           Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the corporation shall implement reasonable

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measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

(c)           For purposes of this Section 2.1, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

Section 2.2            Annual Meetings.

The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 2.3            Special Meetings.

Special Meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors at any time.

Section 2.4            Notice of Meetings.

(a)           Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

(b)           If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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(d)           Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)           Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the certificate of incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.  Notice given pursuant to this subparagraph (e) shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder.  An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5            Quorum and Voting.

(a)           At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting.  The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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(b)           Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

Section 2.6            Voting Rights.

(a)           Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting.  Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)           Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used.  Said proxy so appointed need not be a stockholder.  No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period.  Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

(c)           Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1)           A stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)           A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

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If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)           Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7            Voting Procedures and Inspectors of Elections.

(a)           The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)           The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)           In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the

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information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8            List of Stockholders.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  The corporation need not include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9            Action Without Meeting.

(a)           Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(b)           A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the

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purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder, and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission.  The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.  Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

(c)           Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE 3

DIRECTORS

Section 3.1            Number and Term of Office.

The number of directors of the corporation shall not be less than one (1) nor more than ten (10) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.1 duly adopted by the vote or written consent of holders of a majority of the outstanding shares or by the Board of Directors.  The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.  Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at five (5).

With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not

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have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2            Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3            Vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his successor shall have been duly elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4            Resignations and Removals.

(a)           Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

(b)           At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

Section 3.5            Meetings.

(a)           The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting.  No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

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(b)           Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

(c)           Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by any of the directors.

(d)           Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6            Quorum and Voting.

(a)           A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)           Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7            Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such

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writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.8            Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9            Committees.

(a)           Executive Committee:  The Board of Directors may appoint an Executive Committee of not less than one member, each of whom shall be a director.  The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the corporation, except such committee shall not have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the General Corporation Law.

(b)           Other Committees:  The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)           Term:  The terms of members of all committees of the Board of Directors shall expire on the date of the next annual meeting of the Board of Directors following their appointment; provided that they shall continue in office until their successors are appointed.  The Board, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member.  The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)           Meetings:  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this

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Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

Section 4.1            Officers Designated.

The officers of the corporation shall be a President, a Secretary and a Treasurer.  The Board of Directors or the President may also appoint a Chairman of the Board, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary.  The order of the seniority of the Vice- Presidents shall be in the order of their nomination unless otherwise determined by the Board of Directors.  The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2            Tenure and Duties of Officers.

(a)           General:  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)           Duties of the Chairman of the Board of Directors:  The Chairman of the Board of Directors (if there be such an officer appointed) when present shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

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(c)           Duties of President:  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)           Duties of Vice-Presidents:  The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant.  The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)           Duties of Secretary:  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice.  The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)            Duties of Treasurer:  The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President.  The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND

VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1            Execution of Corporate Instruments.

(a)           The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

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(b)                                 Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer.  All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)                                  All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

(d)                                 Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2                                   Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE 6

SHARES OF STOCK

Section 6.1                                   Form and Execution of Certificates.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers,

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designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2                                   Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3                                   Transfers.

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4                                   Fixing Record Dates.

(a)                                  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held.  A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)                                 In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of

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Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)                                  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5                                   Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed),

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or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE 8

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 8.1                                   Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 8.3 of this Article, the corporation shall indemnify any Agent seeking

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indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation.  The right to indemnification conferred in this Article shall be a contract right.

Section 8.2                                   Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.  Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate.  Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 8.3                                   Right of Claimant to Bring Suit.

If a claim under Section 8.1 or 8.2 of this Article is not paid in full by the corporation within 120 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  The burden of proving such a defense shall be on the corporation.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.4                                   Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  To the extent that any provision of the Certificate, agreement, or vote of the

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stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 8.5                                   Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 8.6                                   Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 8.7                                   Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8.8                                   Effect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 8.9                                   Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 8.10                            No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE 9

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the

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United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given.  Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director.  If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same.  It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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ARTICLE 10

AMENDMENTS

These Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 of Article II, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.  The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, or term of office of directors.

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CERTIFICATE OF SECRETARY

The undersigned, Secretary of BLUE CALYPSO, INC., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

WITNESS the signature of the undersigned this 9th day of September, 2011.

/s/	Andrew Levi
Andrew Levi, Secretary

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BYLAWS

OF

BLUE CALYPSO, INC.

a Delaware corporation

i

ii

Appendix D

2011 Long-Term Incentive Plan

BLUE CALYPSO, INC.

2011 LONG-TERM INCENTIVE PLAN

The Blue Calypso, Inc. 2011 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Blue Calypso, Inc., a Nevada corporation (the “Company”), effective as of August 31, 2011, subject to approval by the Company’s shareholders.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)                                  increase the interest of such persons in the Company’s welfare;

(b)                                 furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)                                  provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1                                 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2                                 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3                                 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4                                 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5                                 “Board” means the board of directors of the Company.

2.6                                 “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be as follows:

“Change in Control” of the Company occurs upon a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets, as follows:

(a)                                  Change in Ownership.  A change in ownership of the Company occurs on the date that any “Person” (as defined in Section 2.6(d) below), other than (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding stock pursuant to an offering of such stock, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s stock, acquires ownership of the Company’s stock that, together with stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock.  However, if any Person is considered to own already more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock, the

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acquisition of additional stock by the same Person is not considered to be a Change of Control.  In addition, if any Person has effective control of the Company through ownership of fifty percent (50%) or more of the total voting power of the Company’s stock, as discussed in paragraph (b) below, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this paragraph (a); or

(b)                                 Change in Effective Control.  Even though the Company may not have undergone a change in ownership under paragraph (a) above, a change in the effective control of the Company occurs on either of the following dates:

(i)                                     the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) ownership of the Company’s stock possessing fifty percent (50%) or more of the total voting power of the Company’s stock.  However, if any Person owns fifty percent (50%) or more of the total voting power of the Company’s stock, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this subparagraph (b)(i);

(ii)                                  the date during any twelve (12) month period when a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)                                  Change in Ownership of Substantial Portion of Assets.  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that a Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets of the Company, that have a total gross fair market value equal to at least seventy-five percent (75%) of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions.  However, there is no Change in Control when there is such a transfer to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (ii) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned, directly or indirectly, by the Company; (iii) a Person that owns directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned by a Person that owns, directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock.

(d)                                 Definitions.  For purposes of subparagraphs (a), (b), and (c) above:

(i)                                     “Person” shall have the meaning given in Section 7701(a)(1) of the Code.  Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Section 409A of the Code.

(ii)                                  “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(e)                                  Interpretation.  The provisions of this Section 2.6 shall be interpreted in accordance with the requirements of the Final Treasury Regulations under Section 409A of the

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Code, it being the intent of the parties that this Section 2.6 shall be in compliance with the requirements of said Code section and said regulations.

Notwithstanding the foregoing provisions of this Section 2.6, a bona fide equity financing effected primarily for fund-raising purposes that results in the Company’s shareholders of record as constituted immediately prior to such financing holding less than fifty percent (50%) of the Company’s voting power immediately following such financing shall not be deemed to be a Change in Control even if such equity financing raises would otherwise have resulted in a Change in Control pursuant to the foregoing provisions of this Section 2.6.

2.7                                 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8                                 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9                                 “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10                           “Company” means Blue Calypso, Inc., a Nevada corporation, and any successor entity.

2.11                           “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12                           “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13                           “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14                           “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15                           “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16                           “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

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2.17                           “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18                           “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealers, Inc.’s OTC Bulletin Board or Pink OTC Markets, Inc. (previously known as National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.  The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19                           “Incentive” is defined in Section 2.2 hereof.

2.20                           “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21                           “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Committee may utilize one or more Independent Third Parties.

2.22                           “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23                           “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24                           “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25                           “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26                           “Participant” means an Employee, Contractor or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.27                           “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28                           “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

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2.29                           “Plan” means this Blue Calypso, Inc. 2011 Long-Term Incentive Plan, as amended from time to time.

2.30                           “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

2.31                           “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.32                           “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.33                           “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.34                           “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.35                           “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.36                           “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.37                           “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

2.38                           “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.39                           “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does

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not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.40                           “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.  Notwithstanding the foregoing provisions of this Section 2.40, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1                                 General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”).  The Committee shall consist of not fewer than two persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2                                 Designation of Participants and Awards.

(a)                                  The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).  Although the members of the Committee shall be eligible

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to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)                                 Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3                                 Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the

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Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1                                 Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is thirty five million (35,000,000) shares, of which, one hundred percent (100%) may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is three million (3,000,000) shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2                                 Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1                                 In General.

(a)                                  The grant of an Award shall be authorized by the Committee and shall be

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evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval.  Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)                                 If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)                                  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2                                 Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3                                 Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4                                 Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the

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number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)                                  Legend on Shares.  The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.   No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting deliver of the certificates.  The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)                                 Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)                                     Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)                                  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

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(iii)                               The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)                              Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5                                 SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6                                 Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a

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requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7                                 Performance Awards.

(a)                                  The Committee may grant Performance Awards to one or more Participants.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met.  The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock.  Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established.  In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)                                 Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals

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or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)                                  Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award.  In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8                                 Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9                                 Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10                           Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria:  cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital

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spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11                           Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

ARTICLE 7

AWARD PERIOD; VESTING

7.1                                 Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2                                 Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

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ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1                                 In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2                                 Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3                                 Exercise of Stock Option.

(a)                                  In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)                                 Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)                                  Reload Stock Options.  In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.7 hereof, then, subject to Article 10 hereof, the Committee may

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authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock).  The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised.  The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised.  A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant.  It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

(d)                                 Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee.  The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates.  Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code.  Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)                                  Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4                                 SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which

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shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)                                  cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)                                 that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)                                  the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5                                 Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations

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of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on August 31, 2021, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1                           No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or

19

otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2                           Conversion of Incentives Where Company Survives.  Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3                           Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4                           Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3  hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)                                  giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)                                 in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding

20

in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)                                  An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1                           Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

21

15.2                           No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3                           Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4                           Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5                           Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6                           Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7                           Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company

22

of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8                           Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9                           Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

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15.10                     Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Blue Calypso, Inc. 2011 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Carrollton, Texas and that certain Restricted Stock Award Agreement dated as of                         , 20        , by and between the Company and                             .  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Carrollton, Texas.

***************

24

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of September 1, 2011, by its Chief Executive Officer and Chief Financial Officer pursuant to prior action taken by the Board.

BLUE CALYPSO, INC.

		By:	/s/ Andrew Levi
		Name:	Andrew Levi
		Title:	Chief Executive Officer

Attest:

By:	/s/ James Craig
Name:	James Craig
Title:	Chief Financial Officer

25

Appendix E

Form of Certificate of Designation of Blue Calypso, Inc., a Delaware corporation

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

BLUE CALYPSO, INC.

Pursuant to Section 151 of the

General Corporation Law of

the State of Delaware

Blue Calypso, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

That, pursuant to authority conferred by the Corporation’s Certificate of Incorporation and by the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation (the “Board”), by unanimous written consent on [            ], 2011, adopted the following resolutions, which resolutions remain in full force and effect on the date hereof, creating a series of One Million Seven Hundred Thousand (1,700,000) shares of Preferred Stock, $0.0001 par value, designated as Series A Convertible Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Corporation and Section 151(g) of the General Corporation Law of the State of Delaware, the Board does hereby create, authorize and provide for the issuance of a series of Preferred Stock, $0.0001 par value, of the Corporation, designated as “Series A Convertible Preferred Stock,” having the voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof that are set forth as follows:

Section 1.          Designation and Authorized Shares.   One Million Seven Hundred Thousand (1,700,000) shares of Preferred Stock, par value $0.0001 per share, of the Corporation are hereby designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

Section 2.          Stated Value.  Each share of Series A Preferred Stock shall have a stated value of $1.00 per share (the “Stated Value”).

Section 3.          Voting.  Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to the number of votes for each share of Series A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, equal to the number of shares of Common Stock such shares of Series A Preferred Stock are convertible into at such time.  Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

Section 4.           Conversion.

(a)           Conversion Right.  Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date such share was issued (subject to the limitations set forth in Section 4.c below), and without the payment of additional consideration by the holder thereof, into such number of fully-paid and nonassessable shares of Common Stock as is determined by dividing the Stated Value per share, by the Series A Conversion Price in effect at the time of conversion.  The “Series A Conversion Price” shall be $0.0679; provided, however, that the Series A Conversion Price, and the rate at which shares of Series A Convertible Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided in Section 7 below. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

(b)           Conversion Procedure.  In order to exercise the conversion privilege under Section 4, the holder of any shares of Series A Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series A Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice.  At such time as the certificate or certificates representing the Series A Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to Section 4.  In case of conversion under Section 4 of only a part of the shares of Series A Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series A Preferred Stock which have not been converted.  Until such time as the certificate or certificates representing Series A Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series A Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series A Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series A Preferred Stock have been converted.  The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

(c)           Maximum Conversion. Notwithstanding anything to the contrary contained herein, a holder of shares of Series A Preferred Stock shall not be entitled to convert shares of Series A Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation on such conversion date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  The holder shall have the authority and obligation to determine whether the restriction contained in this Section 4(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series A Preferred Stock that are convertible shall be the responsibility and obligation of the holder.  The holder may waive the conversion limitation described in this Section 4(c), in whole or in part, upon and effective after 61 days prior written notice to the Corporation to increase such percentage to up to 9.99%.

Section 5.           Other Provisions.

(a)           Reservation of Common Stock.  The Corporation shall at all times reserve from its authorized Common Stock, one hundred ten percent (110%) of the maximum aggregate number of shares of Common Stock issued or issuable upon conversion of all Series A Preferred Stock, ignoring any conversion limits set forth herein.

(b)           Record Holders.  The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 6.           Restriction and Limitations.  Except as expressly provided herein or as required by law so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock.

Section 7.           Certain Adjustments.

(a)           Stock Dividends and Stock Splits.  If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of the number of shares of Common Stock into which it could convert at such time.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)           Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the holders shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of such shares of Common Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [    ] day of [        ] 2011.

BLUE CALYPSO, INC.

By:
Name:
Title:

Appendix F

Financial Statements

for the

Fiscal Years Ended December 2009 and December 2010

and the

Six Month Period Ended June 30, 2011

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DECEMBER 31, 2010 AND 2009

MONTGOMERY COSCIA GREILICH LLP

Certified Public Accountants

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

DECEMBER 31, 2010 AND 2009

MONTGOMERY COSCIA GREILICH LLP

Certified Public Accountants

2500 Dallas Parkway, Suite 300

Plano, Texas 75093

972.748.0300 p

972.748.0700 f

Thomas A. Montgomery, CPA Matthew R. Coscia, CPA Paul E. Greilich, CPA Jeanette A. Musacchio James M. Lyngholm Christopher C. Johnson, CPA	J. Brian Simpson, CPA Rene E. Balli, CPA Erica D. Rogers, CPA Dustin W. Shaffer, CPA Gary W. Boyd, CPA Michal L. Gayler, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Blue Calypso Holdings, Inc., and Subsidiary

We have audited the accompanying consolidated balance sheets of Blue Calypso Holdings, Inc. and subsidiary (a development stage company, the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for each of the years then ended and for the period from September 11, 2009 (inception) to December 31, 2010. The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether these consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Blue Calypso Holdings, Inc. and its subsidiary as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended and for the period from September 11, 2009 (inception) to December 31, 2010 in conformity with accounting principles generally accepted in the United State of America.

/s/ MONTGOMERY COSCIA GREILICH LLP

MONTGOMERY COSCIA GREILICH LLP

Plano, Texas

May 23, 2011

1

BLUE CALYPSO HOLDINGS INC., AND SUBSIDIARY

( A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2010 AND 2009

	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$113,511	$—
Prepaid expenses	10,819	—
Total current assets	124,330	—

Property and equipment, net of accumulated depreciation of $141 and $0 in 2010 and 2009 respectively	4,224	—

Capitalized software development costs, net of accumulated amortization of $11,937 and $0 in 2010 and 2009, respectively	440,579	—

Total assets	$569,133	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$15,663	$—
Accounts payable-affiliate	105,415	23,653
Accrued liabilities	55,780	—
Unearned revenue	6,963	—
Total current liabilities	183,821	23,653

Notes payable	675,000
Notes payable-affiliate	100,000	—
Total liabilities	958,821	23,653
Stockholders’ equity (deficit)
Preferred stock, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 0 shares)	—	—
Common stock-A, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 860,000 shares)	860	—
Common stock-B, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 265,000 shares)	265	—
Additional paid in capital	21,958	—
Deferred compensation	(83)	—
Accumulated deficit during development stage	(412,688)	(23,653)
Total stockholders’ equity (deficit)	(389,688)	(23,653)

Total liabilities and stockholders’ equity (deficit)	$569,133	$—

The accompanying notes are an integral part of these financial statements.

2

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009	FROM INCEPTION SEP 9, 2009 TO DEC 31, 2010

REVENUE	$37	$—	$37

OPERATING EXPENSES
Sales and marketing	136,414	—	136,414
General and administrative	193,006	23,653	216,659
Other operating expenses	30,735	—	30,735
Depreciation and Amortization	12,101	—	12,101
	372,256	23,653	395,909

LOSS FROM OPERATIONS	(372,219)	(23,653)	(395,872)

OTHER INCOME (EXPENSE)
Interest income	15	—	15
Interest expense	(16,831)	—	(16,831)
	(16,816)		(16,816)

LOSS BEFORE INCOME TAX PROVISION	(389,035)	(23,653)	(412,688)

INCOME TAX PROVISION	—	—	—

NET LOSS	$(389,035)	$(23,653)	$(412,688)

Loss per share:
Basic and Diluted	$(0.35)	$—

Weighted Average Shares Outstanding Basic and Diluted	1,125,000	—

The accompanying notes are an integral part of these financial statements.

3

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFECIT)

FROM INCEPTION, SEPTEMBER 11, 2009 TO DECEMBER 31, 2010

	Common Stock-Class A		Common Stock-Class B		Additional	Deferred	Accumulated Deficit During	Total Stockholders’
	Shares	Amount	Shares	Amount	Paid-In Capital	Compensation	Development Stage	Equity (Deficit)

Beginning Balance, January 1, 2009	—	$—	—	$—	$—	$—	$—	$—
Net loss	—	—	—	—	—	—	(23,653)	(23,653)
Ending Balance, December 31, 2009	—	—	—	—	—	—	(23,653)	(23,653)
Shares issued for cash at $.001 per share-3/10/2010	780,000	780	240,000	240	—	—	—	1,020
Affiliate payable converted to equity- 3/31/10	—	—	—	—	21,958	—	—	21,958
Restricted shares issued- 6/10/2010	80,000	80	—	—	—	(80)	—	—
Restricted shares issued- 9/20/2010	—	—	25,000	25	—	(25)	—	—
Restricted shares vested as of 12/31/10	—	—	—	—	—	22	—	22
Net loss	—	—	—	—	—	—	(389,035)	(389,035)
Ending Balance, December 31, 2010	860,000	$860	265,000	$265	$21,958	$(83)	$(412,688)	$(389,688)

The accompanying notes are an integral part of these financial statements.

4

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009	FROM INCEPTION SEP 9, 2009 TO DEC 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(389,035)	$(23,653)	$(412,688)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	12,079	—	12,079
Amortization of vested restricted stock	22		22
(Increase) decrease in assets:
Accounts receivable	—	—	—
Prepaid expenses and other current assets	(10,819)	—	(10,819)
Increase (decrease) in liabilities:
Accounts payable	15,663	—	15,663
Accounts payable-affiliate	103,720	23,653	127,373
Accrued expenses	55,780	—	55,780
Deferred revenue	6,963	—	6,963
Cash used in operating activities	(205,627)	—	(205,627)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for software development	(352,517)		(352,517)
Cash paid for purchases of fixed assets	(4,365)	—	(4,365)
Cash used in investing activities	(356,882)	—	(356,882)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributed capital received	1,020		1,020
Proceeds received from notes payable	675,000	—	675,000
Cash provided by financing activities	676,020	—	676,020

Net increase in cash	113,511	—	113,511
Cash at beginning of year	—	—	—
Cash at end of year	$113,511	$—	$113,511

SUPPLEMENTAL INFORMATION:
Cash paid for interest	$—	$—	$—
Cash paid for taxes	$—	$—	$—
Non-cash investing and financing activities:
Affiliate payable converted to equity	$21,958	$—	21,958
Affiliate payable converted to note payable	$100,000	$—	100,000

The accompanying notes are an integral part of these financial statements.

5

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

1.        Nature of Business

Blue Calypso Holdings, Inc. (a development stage company) a Texas corporation (the “Company”), was formed in February 2010 as an investment entity to hold a 100% single-member ownership interest in Blue Calypso, LLC, a Texas Limited Liability Company formed on September 11, 2009.  The companies are under common control and in February 2010 were merged for strategic operating purposes.

The Company is a mobile and social media marketing company that activates and measures branded word of mouth campaigns through consumers’ personal texts, posts and tweets between friends. The Company activates a friend to friend distribution of branded marketing campaigns by motivating brand loyalists to personally endorse and share these campaigns with their digital social streams. The Company compensates them for their reach with cash, prizes and VIP perks. Marketers enjoy the power of measured personal endorsements that generate buzz, ignite conversation, drive purchase intent, increase loyalty and attract new customers by leveraging the power of social influence.

2.        Summary of Significant Accounting Policies

Development Stage Company

The Company is a development stage company as defined by ASC 915 Development Stage Entities and is still devoting substantial efforts on establishing the business. Its principal operations have commenced but there has been no significant revenue thus far. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements are stated in U.S. dollars and include the accounts of Blue Calypso Holdings, Inc. and its subsidiary Blue Calypso LLC which is wholly owned. All intercompany balances and transactions have been eliminated in consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of American.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the useful lives of intangible assets and the recoverability or impairment of tangible and intangible asset values; deferred revenues; legal and other contingencies which are recorded when it is probable that a loss has been incurred and the amount is reasonably estimable; and the Company’s effective income tax rate and the valuation allowance applied against deferred tax assets which are based

6

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

2.        Summary of Significant Accounting Policies, continued

Use of estimates, continued

upon the expectations of future taxable income, allowable deductions, and projected tax credits. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 605 “Revenue Recognition”, when persuasive evidence of an arrangement exists, the fee is fixed or determinable, delivery of the product has occurred or services have been rendered and collectability is reasonably assured. Revenue includes fees received from customers for advertising and marketing services provided by the Company and is recognized as earned when brand loyalists personally endorse and share the advertising campaigns with others in their digital social stream.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank demand deposits.  The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment and Long-Lived Assets

Property and equipment consists of office equipment and is recorded at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which for office equipment is three to five years.  Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Intangible Assets

Software development costs are accounted for in accordance with FASB ASC 350-40, Intangibles — Goodwill and Other: Internal Use Software. According to ASC 350-40 capitalization of costs shall begin when both of the following occur: a) preliminary project stage is completed, b) management, with the relevant authority, implicitly or explicitly authorizes and commits to funding a computer software project and it is probable that the project will be completed and the software will be used to perform the function intended. The costs capitalized include fees paid to third parties for services provided to develop the software during the application development stage, payroll and payroll-related costs such as, costs of employee benefits for employees who are directly associated with and who devote time to the internal-use computer software project on activities that include coding and testing during the application development stage and interest costs incurred while developing internal-use computer software (in accordance with ASC 835-20).  The costs are amortized using straight-line amortization over the estimated useful life of up to five years, once the software is ready for its intended use.

7

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

2.        Summary of Significant Accounting Policies, continued

Intangible Assets, continued

The unamortized capitalized cost of the software is compared annually to the net realizable value. The amount by which the unamortized capitalized costs of the internal use software exceed the net realizable value of that asset is written off.

Impairment of Long-lived Tangible Assets and Definite-Lived Intangible Assets

Long-lived tangible assets and definite lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable.  Recoverability of assets held and used is generally measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by that asset.  If it is determined that the carrying amount of an asset may not be recoverable, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Fair Value Measurements

The company has adopted ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability

Income Taxes

Income taxes are recorded in accordance with ASC 740 “Income Taxes”.  Deferred income taxes are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income, in the period that includes the enactment date. An allowance is provided when it is more likely than not that tax benefits will not be utilized.

8

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

2.        Summary of Significant Accounting Policies, continued

Loss per Share

We have presented basic loss per share, computed on the basis of the weighted average number of common shares outstanding during the year, and diluted loss per share, computed on the basis of the weighted average number of common shares and all potentially dilutive common shares outstanding during the year. Potential common shares result from stock options, vesting of restricted stock grants and convertible notes. However, for the years presented, all outstanding stock options, restricted stock grants and convertible notes are anti-dilutive due to the losses incurred. Anti-dilutive common stock equivalents of 5,000 and 0 shares were excluded from the loss per share computation for 2010 and 2009, respectively.

Stock-Based Compensation

The Company granted stock options and restricted stock as compensation to employees and directors.  Compensation expense is measured in accordance with FASB ASC 718 (formerly SFAS No. 123R), Compensation - Stock Compensation.  Compensation expense is recognized over the requisite service period for awards of equity instruments to employees based on the grant date fair value of those awards expected to ultimately vest.  Forfeitures are estimated on the date of grant and revised if actual or expected forfeiture activity differs materially from original estimates.

Concentrations of Credit Risk

Significant concentrations of credit risk may arise from the Company’s cash maintained in the bank.  The Company maintains cash in quality financial institution, however, at times, cash balance may exceed the federal deposit insurance limits (FDIC limits).  As of December 31, 2010 and 2009 the cash balance with the bank did not exceed the FDIC limit and so there was no significant credit risk.

Advertising and Marketing

The Company’s advertising and marketing costs, which consist primarily of marketing and trade show costs, business development and printed promotional and sales presentation materials, are charged to expense when incurred.  The advertising and marketing expense was $25,253 and $0 for the years ended December 31, 2010 and 2009, respectively.

9

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

3.        Property and Equipment

Property and equipment consist of the following at December 31, 2010 and 2009:

	2010	2009
Office Equipment	$4,365	$0
Less: Accumulated depreciation	(141)	0
Net property and equipment	$4,224	$0

Depreciation expense for the years ended December 31, 2010 and 2009 were $141 and $0, respectively.

4.        Intangibles

Intangible assets consist of the following at December 31, 2010 and 2009:

	2010	2009
Capitalized Software Development Costs	$452,516	$0
Less: Accumulated amortization	(11,937)	0
Net capitalized development costs	$440,579	$0

The capitalized software development costs include $7,805 interest capitalized in 2010. The amortization expense relating to the capitalized development costs was $11,937 and $0 for the years ended December 31, 2010 and 2009, respectively.  Amortization expense for the next five years is estimated to be as follows:

2011	90,503
2012	90,503
2013	90,503
2014	90,503
2015	78,567
$440,579

5.        Income Tax Provision

The company’s income taxes are recorded in accordance with ASC 740 “Income Taxes”. The tax effects of the Company’s temporary differences that give rise to significant portions of the deferred tax assets as of December 31, 2010 and 2009 consisted primarily of net operating losses totaling $140,306 and $3,548 which were fully reserved.

10

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

5.        Income Tax Provision, continued

Deferred tax assets and liabilities are computed by applying the effective U.S. federal and state income tax rate to the gross amounts of temporary differences and other tax attributes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. At December 31, 2010 and 2009, the Company believed it was more likely than not that future tax benefits from net operating loss carry-forwards and other deferred tax assets would not be realizable through generation of future taxable income and accordingly deferred tax assets are fully reserved.

6.        Long Term Debt - Notes Payable

Long term debt consists of convertible subordinated notes payable issued during the year 2010, to eight entities/individuals.  The notes accrue simple interest at the rate of 8% per annum.  The principal amount of the notes, along with accrued interest thereon is due and payable on April 1, 2012 (the maturity date).  The principal balance of the notes payable at December 31, 2010 and 2009 were $775,000 (including $100,000 note payable due affiliate) and $0, respectively.   As of December 31, 2010 and 2009, the total interest accrued was $24,636 (including $7,805 interest capitalized) and $0, respectively.

The notes are subject to automatic conversion upon a qualifying financing transaction in which the Company sells shares of its capital stock to an outside party in an arm’s length transaction per the terms of the note agreement.  The conversion rate will be set at 50% of the qualifying financing share price.  If a qualifying financing transaction has not taken place before April 1, 2011, the notes may be converted at the option of the holder into 180,718 common shares of the Company.  As of the date of these financial statements, no such conversions have taken place.

7.        Stockholders’ Equity (Deficit)

Stockholders’ Equity (Deficit)

Blue Calypso Holdings, Inc. is authorized to issue 9,000,000 shares of capital stock: 3,000,000 shares of Class A common stock with voting rights at a par value of $.001; 3,000,000 shares of Class B common stock without voting rights at a par value of $.001 and 3,000,000 shares of preferred stock, also at $.001 par value per share.  There were 860,000 and 0 shares of Class A common stock issued and outstanding and 265,000 and 0 shares of Class B common stock issued and outstanding as of December 31, 2010 and 2009, respectively, for cash of $1,020 and conversion of related-party payable to Aztec Systems Inc., of $21,958 (see Note 8).  No shares of preferred stock were issued and outstanding as of December 31, 2010 and 2009.  The Company did not make or declare any distributions to shareholders during the years ended December 31, 2010 and 2009.

11

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

7.        Stockholders’ Equity (Deficit), continued

Long-Term Incentive Plan

The Company has reserved 500,000 shares of Common Stock Class A and 200,000 shares of Common Stock Class B of its duly authorized, but unissued common stock to be granted under its Long-Term Incentive Plan (the “Plan”).  The options/restricted stock (i) vest over a period no greater than three years, (ii) are contingently exercisable upon the occurrence of a specified event as defined by the option agreements, and (iii) expire ten years from the date of grant.

Stock Options

During the year 2010 the Company granted a stock option to an employee to acquire 5,000 shares of its Class B (non-voting) common stock under the Plan, for a strike price of $.001 on the date of grant.  The option vests in equal installments quarterly over thirty six (36) months.  The individual grant agreement contains the provision for automatic acceleration of vesting upon a change in control or IPO. The weighted average remaining contractual life of the outstanding options at December 31, 2010 is approximately 2.4 years.

The fair value for the Company’s options were estimated at the date of grant using the Black-Scholes option pricing model with the weighted average assumptions as noted in the following table.  The Black-Scholes option valuation model incorporate ranges of assumptions for inputs, and those ranges are disclosed below.  Expected volatilities are based on similar industry-sector indices.  The expected life of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.  The risk-free interest rate assumption is based on market yield on U.S. Treasury securities at 3-year constant maturity, quoted on investment basis determined at the date of grant.

	2010	2009
Assumptions used for employee stock options:
Risk-free interest rate	1.32%	N/A
Dividend yield	0%	N/A
Stock price volatility	20% - 36%	N/A
Expected life (years)	3	N/A

The stock options granted during the year ended December 31, 2010, were at an exercise price equal to the fair market value of the Company’s common stock on the date of grant as determined by management.  Accordingly, no significant compensation expense related to these options.

12

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

7.        Stockholders’ Equity (Deficit), continued

Stock Options, continued

The following table summarizes the stock option activity for the year ended December 31, 2010:

	Outstanding Options	Weighted Average Exercise Price
Balance, December 31, 2009	0	$0.00

Granted	5,000	0.001
Exercised	0	0
Forfeited	0	0
Balance, December 31, 2010	5,000	$0.001

Exercisable at 12/31/2010	417	$0.001

Non-vested at 12/31/2010	4,583	$0.001

No options were exercised during the year ended December 31, 2010.

Restricted Stock

During 2010, the Company awarded grants of 20,000 restricted shares of its Class A common stock with $.001 par value to each of its three (3) non-employee directors and another 20,000 restricted shares of its Class A common stock with $.001 par value to the founder of the Company for his capacity as director for a total of 80,000 restricted shares.  The restricted shares include forfeiture terms for separation/termination and automatic acceleration terms upon change of control/IPO and are subject to quarterly vesting at equal installments over twenty-four (24) months.

During 2010, the Company also awarded grants of 25,000 restricted shares of its Class B common stock with $.001 par value to two of its employees.  These restricted shares include forfeiture terms for separation/termination, however without automatic acceleration terms upon change of control/IPO and are subject to quarterly vesting at equal installments over thirty-six (36) months.

13

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

7.        Stockholders’ Equity (Deficit), continued

Restricted Stock

The following table summarizes the restricted stock grant activity for the years ended December 31, 2010 and 2009:

	Years Ended December 31,
	2010	2009
Outstanding, beginning of the period	0	0
Granted	105,000	0
Vested	22,083	0
Expired and forfeited	0	0
Outstanding and expected to vest as of
December 31, 2010	82,917	0

The weighted average remaining life of restricted shares is 1.46 years.  The weighted average fair value at the grant date is $.0.001 per share.

8.        Related Party Transactions

Aztec Systems, Inc., is an affiliate of the Company that provides administrative and technical support services to the company.  The majority owner of Aztec Systems, Inc. is also the majority stockholder of the company. The company incurred management fees of $30,000 and $0, and software development fees of $362,000 and $0, respectively for the years ended December 31, 2010 and 2009 relating to Aztec Systems.  The Company had accounts payable to Aztec Systems of $105,415 and $23,653 and notes payable of $100,000 and $0, respectively for the years ended December 31, 2010 and 2009. The company converted a related-party payable totaling $21,958 to equity at inception.

9.        Subsequent Events

The Company has evaluated events or transactions occurring after December 31, 2010, the balance sheet date, through May 23, 2011, the date the consolidated financial statements were available to be issued, and determined any events or transactions which would impact the consolidated financial statements for the year ended December 31, 2010.

In March 2011, the Company entered into a binding letter of intent (the “LOI”) to execute a share exchange agreement and merge with a public shell company.

No other significant subsequent events have been noted as of May 23, 2011.

14

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REVIEW REPORT

JUNE 30, 2011

MONTGOMERY COSCIA GREILICH LLP

Certified Public Accountants

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

MONTGOMERY COSCIA GREILICH LLP

Certified Public Accountants

2500 Dallas Parkway, Suite 300

Plano, Texas 75093

972.748.0300 p

972.748.0700 f

Thomas A. Montgomery, CPA	J. Brian Simpson, CPA
Matthew R. Coscia, CPA	Rene E. Balli, CPA
Paul E. Greilich, CPA	Erica D. Rogers, CPA
Jeanette A. Musacchio	Dustin W. Shaffer, CPA
James M. Lyngholm	Gary W. Boyd, CPA
Christopher C. Johnson, CPA	Michal L. Gayler, CPA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REVIEW REPORT

To the Board of Directors and Stockholders of
Blue Calypso Holdings, Inc., and Subsidiary
Carrollton, TX

We have reviewed the accompanying consolidated balance sheet of Blue Calypso Holdings, Inc. and subsidiary (a development stage company, the “Company”) as of June 30, 2011, the related consolidated statements of operations and cash flows for the three and six months ended June 30, 2011 and 2010 and for the period from September 11, 2009 (inception) to June 30, 2011 and the related statements of changes in stockholders’ equity (deficit) for the period from September 11, 2009 (inception) to June 30, 2011. These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ MONTGOMERY COSCIA GREILICH LLP

MONTGOMERY COSCIA GREILICH LLP

Plano, Texas

August 9, 2011

1

BLUE CALYPSO HOLDINGS INC., AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2011

(UNAUDITED)

ASSETS
Current assets:
Cash and cash equivalents	$253,521
Prepaid expenses	81,321
Total current assets	334,842

Property and equipment, net of accumulated depreciation of $782	6,894

Capitalized software development costs, net of accumulated amortization of $62,990	564,703

Total assets	$906,439

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$16,564
Accounts payable-affiliate	99,117
Accrued liabilities	103,430
Unearned revenue	12,178
Notes payable, current	1,275,000
Notes payable-affiliate, current	200,000
Total current liabilities	1,706,289

Stockholders’ equity (deficit)
Preferred stock, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 0 shares)	—
Common stock-A, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 900,000 shares)	900
Common stock-B, par value $.001 per share (Authorized 3,000,000 shares; issued and outstanding 265,000 shares)	265
Additional paid in capital	21,968
Deferred compensation	(96)
Deficit accumulated during development stage	(822,887)
Total stockholders’ equity (deficit)	(799,850)

Total liabilities and stockholders’ equity (deficit)	$906,439

See accompanying notes and independent registered public accounting firm’s review report.

2

BLUE CALYPSO HOLDINGS INC., AND SUBSIDIARY

( A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010 AND THE PERIOD

FROM SEPTEMBER 11, 2009 (DATE OF INCEPTION) TO JUNE 30, 2011

(UNAUDITED)

	Three months ended June 30,		Six months ended June 30,		From Inception September 11, 2009 to
	2011	2010	2011	2010	June 30, 2011
REVENUE	$1,278	—	$6,036	—	$6,073
COST OF REVENUE	12,064	—	12,136	—	12,136
GROSS LOSS	(10,786)	—	(6,100)	—	(6,063)

OPERATING EXPENSES
Sales and marketing	92,973	—	182,786	—	319,200
General and administrative	71,803	80,500	115,827	85,796	332,486
Other Operating Expenses	6,065	2,168	14,373	2,168	45,108
Depreciation and Amortization	27,464	—	51,720	—	63,821
	198,305	82,668	364,706	87,964	760,615

LOSS FROM OPERATIONS	(209,091)	(82,668)	(370,806)	(87,964)	(766,678)

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	15
Interest expense	(26,341)	—	(39,393)	—	(56,224)
	(26,341)	—	(39,393)	—	(56,209)
LOSS BEFORE INCOME TAX PROVISION	(235,432)	(82,668)	(410,199)	(87,964)	(822,887)

INCOME TAX PROVISION	—	—	—	—	—

NET LOSS	$(235,432)	$(82,668)	$(410,199)	$(87,964)	$(822,887)

Loss per share:
Basic and Diluted	$(0.20)	$(0.08)	$(0.35)	$(0.08)

Weighted Average Shares Outstanding
Basic and Diluted	1,165,000	1,100,000	1,165,000	1,100,000

See accompanying notes and independent registered public accounting firm’s review report.

3

BLUE CALYPSO HOLDINGS INC., AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

PERIOD FROM SEPTEMBER 11, 2009 (DATE OF INCEPTION) TO JUNE 30, 2011

(UNAUDITED)

	Common Stock-Class A		Common Stock-Class B		Additional	Deferred	Accumulated Deficit During	Total Stockholders’
	Shares	Amount	Shares	Amount	Paid-In Capital	Compensation	Development Stage	Equity (Deficit)
Beginning Balance, September 11, 2009	—	$—	—	$—	$—	$—	$—	$—
Net Loss	—	—	—	—	—	—	(23,653)	(23,653)
Ending Balance, December 31, 2009	—	—	—	—	—	—	(23,653)	(23,653)
Shares issued for cash at $.001 per share-3/10/2010	780,000	780	240,000	240	—	—	—	1,020
Affiliate payable converted to equity- 3/31/10	—	—	—	—	21,958	—	—	21,958
Net loss	—	—	—	—	—	—	(5,296)	(5,296)
Ending Balance, March 31, 2010	780,000	780	240,000	240	21,958	—	(28,949)	(5,971)
Restricted shares issued- 6/10/2010	80,000	80	—	—	—	(80)	—	—
Net loss	—	—	—	—	—	—	(82,668)	(82,668)
Ending Balance, June 30, 2010	860,000	860	240,000	240	21,958	(80)	(111,617)	(88,639)
Restricted shares issued- 9/20/2010	—	—	25,000	25	—	(25)	—	—
Restricted shares vested as of 12/31/10	—	—	—	—	—	22	—	22
Net loss	—	—	—	—	—	—	(301,071)	(301,071)
Ending Balance, December 31, 2010	860,000	860	265,000	265	21,958	(83)	(412,688)	(389,688)
Restricted shares issued- 1/10/11	20,000	20	—	—	—	(20)	—	—
Additional Paid-In Capital	—	—	—	—	10	—	—	10
Restricted shares vested as of 03/31/11	—	—	—	—	—	12	—	12
Net loss	—	—	—	—	—	—	(174,767)	(174,767)
Ending Balance, March 31, 2011	880,000	880	265,000	265	21,968	(91)	(587,455)	(564,433)
Restricted shares issued- 4/29/11	20,000	20	—	—	—	(20)	—	—
Restricted shares vested as of 06/30/l1	—	—	—	—	—	15	—	15
Net loss	—	—	—	—	—	—	(235,432)	(235,432)
Ending Balance, June 30, 2011	900,000	900	265,000	265	21,968	(96)	$(822,887)	$(799,850)

See accompanying notes and independent registered public accounting firm’s review report.

4

BLUE CALYPSO HOLDINGS INC., AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the three months ended June 30,		For the six months ended June 30,		From Inception September 11, 2009 to
	2011	2010	2011	2010	June 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(235,432)	$(82,668)	$(410,199)	$(87,964)	$(822,887)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	27,450	—	27,707	—	$39,786
Amortization of vested restricted stock	15	—	27	—	$49
(Increase) decrease in assets:
Accounts receivable	—	—	—	—	$0
Prepaid expenses and other current assets	(76,412)	(8,139)	(70,502)	(8,139)	(81,321)
Increase (decrease) in liabilities:
Accounts payable	(26,100)	72,427	901	77,711	$16,564
Accounts payable-affiliate	(49,718)	300,240	(6,298)	300,240	$121,075
Accrued expenses	53,374	—	47,649	—	$103,429
Deferred revenue	(5,996)	—	5,215	—	$12,178
Cash provided by/(used in) operating activities	(312,819)	281,860	(405,500)	281,848	(611,127)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for software development	(815)	(117,030)	(51,189)	(117,030)	(403,706)
Cash paid for purchases of fixed assets	(1,006)	—	(3,311)	—	(7,676)
Cash used in investing activities	(1,821)	(117,030)	(54,500)	(117,030)	(411,382)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributed capital received	—	—	10	1,000	1,030
Proceeds received from notes payable	500,000	—	600,000	—	1,275,000
Cash provided by financing activities	500,000	—	600,010	1,000	1,276,030

Net increase in cash	185,360	164,830	140,010	165,818	253,521
Cash at beginning of the period	68,161	988	113,511	—	—
Cash at the end of the period	$253,521	$165,818	$253,521	$165,818	$253,521

SUPPLEMENTAL INFORMATION:
Cash paid for interest	$—	$—	$—	$—	$—
Cash paid for taxes	$—	$—	$—	$—	$—
Non-cash investing and financing activities:
Affiliate payable converted to equity	$—	$—	$—	$—	$21,958
Affiliate payable converted to note payable	$100,000	$—	$100,000	$—	$200,000

See accompanying notes and independent registered public accounting firm’s review report.

5

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

1.   Organization and Nature of Business

Blue Calypso Holdings, Inc. (a development stage company) a Texas corporation (the “Company”), was formed in February 2010 as an investment entity to hold a 100% single-member ownership interest in Blue Calypso, LLC, a Texas Limited Liability Company formed on September 11, 2009.  The companies are under common control and in February 2010 were merged for strategic operating purposes.

In March 2011, the Company entered into a binding letter of intent (the “LOI”) to execute a share exchange agreement and merge with a public shell company however the transaction has not been completed as of August 9, 2011.

The Company is a mobile and social media marketing company that activates and measures branded word of mouth campaigns through consumers’ personal texts, posts and tweets between friends. The Company activates a friend to friend distribution of branded marketing campaigns by motivating brand loyalists to personally endorse and share these campaigns with their digital social streams. The Company compensates them for their reach with cash, prizes and VIP perks. Marketers enjoy the power of measured personal endorsements that generate buzz, ignite conversation, drive purchase intent, increase loyalty and attract new customers by leveraging the power of social influence.

2.   Summary of Significant Accounting Policies

Development Stage Company

The Company is a development stage company as defined by ASC 915 Development Stage Entities and is still devoting substantial efforts on establishing the business. Its principal operations have commenced but there has been no significant revenue thus far. All losses accumulated since inception, have been considered as part of the Company’s development stage activities.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements are stated in U.S. dollars and include the accounts of Blue Calypso Holdings, Inc. and its subsidiary Blue Calypso LLC which is wholly owned. All intercompany balances and transactions have been eliminated in consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of American.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue

6

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

2.   Summary of Significant Accounting Policies, continued

Use of Estimates, continued

and expenses during the reporting period. Significant estimates include the realization of capitalized software and the realization of deferred tax assets. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 605 “Revenue Recognition”, when persuasive evidence of an arrangement exists, the fee is fixed or determinable, delivery of the product has occurred or services have been rendered and  collectability is reasonably assured. Revenue includes fees received from customers for advertising and marketing services provided by the Company and is recognized as earned when brand loyalists personally endorse and share the advertising campaigns with others in their digital social stream.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank demand deposits.  The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment and Long-Lived Assets

Property and equipment consists of office equipment and is recorded at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which for office equipment is three to five years.  Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Intangible Assets

Software development costs are accounted for in accordance with FASB ASC 350-40, Intangibles — Goodwill and Other: Internal Use Software. According to ASC 350-40 capitalization of costs shall begin when both of the following occur: a) preliminary project stage is completed,  b) management, with the relevant authority, implicitly or explicitly authorizes and commits to funding a computer software project and it is probable that the project will be completed and the software will be used to perform the function intended. The costs capitalized include fees paid to third parties for services provided to develop the software during the application development stage, payroll and payroll-related costs such as costs of employee benefits for employees who are directly associated with and who devote time to the internal-use computer software project on activities that include coding and testing during the application development stage and interest costs incurred while developing internal-use computer software

7

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

2.   Summary of Significant Accounting Policies, continued

Intangible Assets, continued

(in accordance with ASC 835-20).  Once the software is ready for its intended use, the costs are amortized using straight-line method over the estimated useful life of up to five years. The unamortized capitalized cost of the software is compared annually to the net realizable value. The amount by which the unamortized capitalized costs of the internal use software exceed the net realizable value of that asset is written off.

Impairment of Long-lived Tangible Assets and Definite-Lived Intangible Assets

Long-lived tangible assets and definite lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable.  Recoverability of assets held and used is generally measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by that asset.  If it is determined that the carrying amount of an asset may not be recoverable, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Fair Value Measurements

The company has adopted ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability

Income Taxes

Income taxes are recorded in accordance with ASC 740 “Income Taxes”.  Deferred income taxes are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

8

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

2.   Summary of Significant Accounting Policies, continued

Income Taxes, continued

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income, in the period that includes the enactment date. An allowance is provided when it is more likely than not that tax benefits will not be utilized.

Loss per Share

We have presented basic loss per share, computed on the basis of the weighted average number of common shares outstanding at the end of the period, and diluted loss per share, computed on the basis of the weighted average number of common shares and all potentially dilutive common shares outstanding during the year. Potential common shares result from stock options, vesting of restricted stock grants and convertible notes. However, for the years presented, all outstanding stock options, restricted stock grants and convertible notes are anti-dilutive due to the losses incurred. Anti-dilutive common stock equivalents of 5,000 shares were excluded from the loss per share computation for the three months ended June 30, 2011.

Stock-Based Compensation

The Company granted stock options and restricted stock as compensation to employees and directors.  Compensation expense is measured in accordance with FASB ASC 718 (formerly SFAS No. 123R), Compensation - Stock Compensation.  Compensation expense is recognized over the requisite service period for awards of equity instruments to employees based on the grant date fair value of those awards expected to ultimately vest.  Forfeitures are estimated on the date of grant and revised if actual or expected forfeiture activity differs materially from original estimates.

Concentrations of Credit Risk

Significant concentrations of credit risk may arise from the Company’s cash maintained in the bank.  The Company maintains cash in quality financial institution, however, at times, cash balance may exceed the federal deposit insurance limits (FDIC limits).  As of June 30, 2011 the cash balance with the bank did not exceed the current FDIC limit for non-interest bearing accounts and so there was no significant credit risk.

Advertising and Marketing

The Company’s advertising and marketing costs, which consist primarily of marketing and trade show costs, business development and printed promotional and sales presentation materials, are charged to expense when incurred.  The advertising and marketing expense was $1,857 and $9,796 for the three and six months ended June 30, 2011 and $5,000 for the three and six months ended June 30, 2010 respectively.

9

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

3.     Property and Equipment

Property and equipment consisted of the following as of June 30, 2011:

Office Equipment, Furniture & Fixtures	$7,676
Less: Accumulated depreciation	(782)
Net property and equipment	$6,894

Depreciation expense was $384 and $641 for the three and six months ended June 30, 2011 and $0 for the three and six months ended June 30, 2010, respectively.

4.     Intangibles

Intangible assets consist of the following at June 30, 2011:

Capitalized Software Development Costs	$627,693
Less: Accumulated amortization	(62,990)
Net capitalized development costs	$564,703

The capitalized software development costs include $12,264 of interest capitalized as of June 30, 2011. The amortization expense relating to the capitalized development cost was $27,066 and $51,053 for the three and six months ended June 30, 2011 respectively and $0 for the three and six months ended June 30, 2010.

Amortization expense over the next five years and thereafter is estimated to be as follows:

2011	$62,769
2012	$125,539
2013	$125,539
2014	$125,539
2015 and thereafter	$125,317
$564,703

10

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

5.     Income Tax Provision

The company’s income taxes are recorded in accordance with ASC 740 “Income Taxes”. The tax effects of the Company’s temporary differences that give rise to significant portions of the deferred tax assets consisted primarily of net operating losses totaling $279,782 as of June 30, 2011 which was fully reserved.

Deferred tax assets and liabilities are computed by applying the effective U.S. federal and state income tax rate to the gross amounts of temporary differences and other tax attributes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. At June 30, 2011, the Company believed it was more likely than not that future tax benefits from net operating loss carry-forwards and other deferred tax assets would not be realizable through generation of future taxable income and accordingly deferred tax assets are fully reserved.

6.     Notes Payable

The company has convertible subordinated notes payable issued to eleven entities/individuals.  The notes accrue simple interest at the rate of 8% per annum.  The principal amount of the notes, along with accrued interest thereon is due and payable on April 1, 2012 (the maturity date).  The principal balance of the notes payable were $1,475,000 as of June 30, 2011 (including notes payable to affiliate of $200,000). The total interest accrued was $68,488 as of June 30, 2011 (including $12,264 interest capitalized).

The notes are subject to automatic conversion upon a qualifying financing transaction in which the Company sells shares of its capital stock to an outside party in an arm’s length transaction per the terms of the note agreement.  The conversion rate will be set at 50% of the qualifying financing share price as defined. As of the date of these financial statements, no such conversions have taken place.

11

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

7.     Stockholders’ Equity (Deficit)

Blue Calypso Holdings, Inc. is authorized to issue 9,000,000 shares of capital stock: 3,000,000 shares of Class A common stock with voting rights at a par value of $.001; 3,000,000 shares of Class B common stock without voting rights at a par value of $.001 and 3,000,000 shares of preferred stock, also at $.001 par value per share.  There were 900,000 shares of Class A common stock issued and outstanding and 265,000 shares of Class B common stock issued and outstanding as of June 30, 2011. No shares of preferred stock were issued and outstanding as of June 30, 2011.  The Company did not make or declare any distributions to shareholders during the three and six months ended June 30, 2011.

Long-Term Incentive Plan

The Company has reserved 500,000 shares of Common Stock Class A and 200,000 shares of Common Stock Class B of its duly authorized, but unissued common stock to be granted under its Long-Term Incentive Plan (the “Plan”).  The options/restricted stock (i) vest over a period no greater than three years, (ii) are contingently exercisable upon the occurrence of a specified event as defined by the option agreements, and (iii) expire ten years from the date of grant.

Stock Options

During the three months ended June 30, 2011 the Company did not grant any stock options to employees.  The option for 5,000 Common Class B shares issued in the year 2010, vests in equal installments quarterly over thirty six (36) months.  The individual grant agreement contains the provision for automatic acceleration of vesting upon a change in control or IPO. The weighted average remaining contractual life of the outstanding options at June 30, 2011 is approximately 1.92 years.

The fair value for the Company’s options were estimated at the date of grant using the Black-Scholes option pricing model with the weighted average assumptions as noted in the following table.  The Black-Scholes option valuation model incorporate ranges of assumptions for inputs, and those ranges are disclosed below.  Expected volatilities are based on similar industry-sector indices.  The expected life of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

12

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

7.     Stockholders’ Equity (Deficit), continued

Stock Options, continued

The risk-free interest rate assumption is based on market yield on U.S. Treasury securities at 3-year constant maturity, quoted on investment basis determined at the date of grant.

Assumptions used for employee stock options:
Risk-free interest rate	1.32%
Dividend yield	0%
Stock price volatility	20% - 36%
Expected life	3 years

The stock options granted during the year 2010, were at an exercise price equal to the fair market value of the Company’s common stock on the date of grant as determined by management.  Accordingly, there was no significant compensation expense related to these options.

The following table summarizes the stock option activity as of June 30, 2011:

	Outstanding Options	Weighted Average Exercise Price
Balance, December 31, 2010	5,000	$0.00
Granted	0	0.001
Exercised	0	0
Forfeited	0	0
Balance, June 30, 2011	5,000	$0.001
Exercisable at June 30, 2011	1,667	$0.001
Non-vested at June 30, 2011	3,333	$0.001

No options were exercised as of June 30, 2011.

13

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

7.     Stockholders’ Equity (Deficit), continued

Restricted Stock

During the second quarter of 2011, the Company awarded grants of 20,000 restricted shares of its Class A common stock with $.001 par value to one of its non-employee directors.  The restricted shares include forfeiture terms for separation/termination and automatic acceleration terms upon change of control/IPO and are subject to quarterly vesting at equal installments over twenty-four (24) months.

The Company did not award any grants of restricted shares of its Class B common stock during the second quarter of 2011.

The following table summarizes the restricted stock grant activity for the period ended June 30, 2011:

Total restricted shares issued as of December 31, 2010	105,000
Vested restricted shares as of December 31, 2010	22,083
Unvested restricted shares as of December 31, 2010	82,917
Granted	40,000
Vested	26,667
Expired and forfeited	0
Unvested restricted shares as of June 30, 2011	96,250

The weighted average remaining life of restricted shares is 1.48 years.  The weighted average fair value at the grant date was $0.001 per share.

8.     Related Party Transactions

Aztec Systems, Inc. is an affiliate of the Company that provides administrative and technical support services to the Company.  The majority owner of Aztec Systems, Inc. is also the majority stockholder of the Company. The Company incurred management fees of $11,827 and $24,989, and software development fees of $99,770 and $170,340 relating to Aztec Systems for the three and six months ended June 30, 2011, respectively. Management fees of $7,500 and software development fees of $117,031 were incurred during both the three and six months ended June 30, 2010.  The Company had accounts payable to Aztec Systems of $99,117 and notes payable of $200,000 as of June 30, 2011.

14

BLUE CALYPSO HOLDINGS, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

9.     Subsequent Events

The Company has evaluated events or transactions occurring after June 30, 2011, the balance sheet date, through August 9, 2011, the date the consolidated financial statements were available to be issued, and determined any events or transactions which could impact the consolidated financial statements as of and for the six months ended June 30, 2011.

No significant subsequent events have been noted as of August 9, 2011.

15

Schedule A

Dissenter’s Notice of Blue Calypso, Inc.

Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.

Demand for payment must be sent to the Company by mail, courier, facsimile or electronic mail by October 24, 2011 as follows:

Blue Calypso, Inc.

1345 Valwood Parkway, Suite 301

Carrollton, Texas 75006

(972) 695-4776

Together with written demand on or before October 24, 2011, certificates of the Company’s shares must be deposited with the Company at the address above or our transfer agent at:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd.

Suite 214

Salt Lake City, Utah 84121

Shares of the Company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding payment is attached as Schedule B to the Information Statement to which this Dissenter’s Notice is attached.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Schedule C to the Information Statement to which this Dissenter’s Notice is attached.

Schedule B

Form of Exercising Dissenter’s Rights

Name and Address of Stockholder Exercising Dissenter’s Rights:

Number of Shares of Stockholder Over Which Stockholder is Exercising Dissenter’s Rights:

The undersigned hereby objects to the merger of Blue Calypso, Inc., a Nevada corporation, and Blue Calypso, Inc., a Delaware corporation, and demands payment for the fair value of the above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he, she or it acquired beneficial ownership of the shares of the Company before September 23, 2011, being the date of the first announcement of the merger.

Dated:                 , 2011

Signature	Signature of Co-owners, if applicable

Print Name:
Print Title:

Schedule C

Sections 92A.300 to 92A.500 of the Nevada Revised Statutes

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

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(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value,

• unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

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2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject

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corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

• The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

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1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)

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